As filed with the Securities and Exchange Commission on May 2, 2007

Registration No. 333-

Investment Company Act File No. 811-07811

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

☐  PRE-EFFECTIVE AMENDMENT NO.

☐  POST-EFFECTIVE AMENDMENT NO.

JENNISON MID-CAP GROWTH FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to :

MARGERY NEALE, ESQ.

Willkie Farr & Gallagher LLP

787 Seventh Avenue, New York N.Y. 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Shares of common stock, par value $0.001 per share of Jennison Mid-Cap Growth Fund, Inc.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing become effective on June 1, 2007, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares of common stock under the Securities Act of 1933.

PRUDENTIAL TECHNOLOGY FUND

(d/b/a Jennison Technology Fund)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

June 4, 2007

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of Prudential Technology Fund (doing business as Jennison Technology Fund) (the Tech Fund), a series of Prudential Sector Funds, Inc., (doing business as Jennison Sector Funds, Inc.) (Sector Funds) would be acquired by Jennison Mid-Cap Growth Fund, Inc. (the Mid-Cap Fund) and the Mid-Cap Fund would acquire all of the assets and assume all of the liabilities of the Tech Fund. The Sector Funds and Mid-Cap Fund are each a Maryland corporation.

A shareholder meeting (the Meeting) for the Tech Fund is scheduled for Thursday, August 9, 2007 at 5:00 p.m. Eastern time. Only shareholders of the Tech Fund will vote on the acquisition of the Tech Fund’s assets by the Mid-Cap Fund. If the Tech Fund shareholders do not approve the proposal, the Board of Directors of Sector Funds has approved a redemption of all of the outstanding shares of each class of the Tech Fund and the subsequent distribution to Tech Fund shareholders of the net asset value of their redeemed shares.

SPECIAL NOTICE TO SHAREHOLDERS OF TECH FUND:

Please note that you previously were asked to vote on a similar transaction involving Tech Fund. You were subsequently notified that the prior transaction was cancelled.

The enclosed information relates to a new transaction and requires that you vote for the new transaction. Your past vote will not count.

This package contains important information about the proposal and includes materials you will need in order to vote. The Board of Directors of Sector Funds has reviewed and approved the proposal and recommended that it be presented to you for your consideration. Although the directors have determined that the proposal is in your best interest, the final decision is up to you.

If you approve the proposal, you will have the opportunity to participate in a single mutual fund with identical investment objectives and similar investment policies (except with respect to diversification). You also will enjoy a larger asset base over which certain expenses may be spread. In addition, you are expected to realize a reduction in both the net and gross annual operating expenses, including a reduction in investment management fees as a result of the proposal. The accompanying joint proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•

By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•

By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•

By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Mid-Cap Fund.

If you have any questions before you vote, please call D. F. King & Co. Inc., at 1-800-735-3428 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Judy A. Rice

President

PRUDENTIAL TECHNOLOGY FUND

(d/b/a Jennison Technology Fund)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Technology Fund (doing business as Jennison Technology Fund) (Tech Fund), a series of Prudential Sector Funds, Inc., a Maryland corporation doing business as Jennison Sector Funds, Inc. (Sector Funds), will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on Thursday, August 9, 2007, at 5:00 p.m. Eastern time for the following purposes:

1.    For shareholders of the Tech Fund to approve or disapprove a Plan of Reorganization and the reorganization it contemplates, under which the Tech Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Jennison Mid-Cap Growth Fund, Inc. (the Mid-Cap Fund). In connection with this proposed reorganization, each whole and fractional share of each class of the Tech Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Mid-Cap Fund, outstanding shares of the Tech Fund will be cancelled and the Tech Fund will be liquidated and terminated.

2.    To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of Sector Funds, on behalf of Tech Fund, has fixed the close of business on May 11, 2007 as the record date for the determination of the shareholders of the Tech Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

If the Tech Fund shareholders do not approve the proposal, then the Board of Directors of Sector Funds has approved a redemption of all of the outstanding shares of each class of the Tech Fund and the subsequent distribution to Tech Fund shareholders of the net asset value of their redeemed shares.

Deborah A. Docs

Secretary

Dated: June 4, 2007

A proxy card is enclosed along with this joint Prospectus and Proxy Statement for the proposal. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of Sector Funds recommends that you vote FOR the proposal.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the Internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.    INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.    ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

PROSPECTUS

for

JENNISON MID-CAP GROWTH FUND, INC.

and

PROXY STATEMENT

for

PRUDENTIAL TECHNOLOGY FUND

(d/b/a Jennison Technology Fund)

A SERIES OF PRUDENTIAL SECTOR FUNDS, INC.

(d/b/a Jennison Sector Funds, Inc.)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

Dated June 4, 2007

Acquisition of the Assets of the Prudential Technology Fund (d/b/a Jennison Technology Fund)

By and in exchange for shares of the Jennison Mid-Cap Growth Fund, Inc.

This joint Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of the Prudential Technology Fund (doing business as Jennison Technology Fund) (Tech Fund), a series of Prudential Sector Funds, Inc., a Maryland corporation (doing business as Jennison Sector Funds, Inc.) (Sector Funds), in connection with the solicitation of proxies by the Board of Directors of the Sector Funds for use at a special meeting of shareholders of the Tech Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, August 9, 2007 at 5:00 p.m. Eastern time. This Prospectus/Proxy Statement will first be sent to shareholders on or about June 18, 2007.

The purpose of the Meeting is for Tech Fund shareholders to vote on a Plan of Reorganization (the Plan), under which the Tech Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Mid-Cap Growth Fund, Inc. (the Mid-Cap Fund, and together with the Tech Fund, the Funds), a Maryland corporation, solely in exchange for shares of Mid-Cap Fund, which will be distributed to shareholders of the Tech Fund, and the subsequent cancellation of shares of the Tech Fund and its liquidation and termination (the Reorganization). If the Plan receives the required approvals from the Tech Fund shareholders, each whole and fractional share of each class of the Tech Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of the Mid-Cap Fund as soon as practicable following the Meeting or any adjournment thereof, the Tech Fund subsequently will be liquidated and terminated and the Mid-Cap Fund will be the surviving fund.

If the Tech Fund shareholders do not approve the proposal, then the Board of Directors of Sector Funds has approved a redemption of all of the outstanding shares of each class of the Tech Fund and the subsequent distribution to Tech Fund shareholders of the net asset value of their redeemed shares. This transaction sometimes is referred to herein as “the Tech Fund dissolution”.

The Tech Fund and the Mid-Cap Fund have identical investment objectives of seeking long term capital appreciation. No assurance can be given that either Fund will achieve its investment objective. The investment policies of the Tech Fund and the Mid-Cap Fund are similar, except with respect to diversification.

The Tech Fund and the Mid-Cap Fund do not invest in primarily the same category of securities. The Tech Fund primarily buys securities of companies in the technology sector, such as those that derive, or the subadviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities. The Mid-Cap Fund primarily invests in equity and equity related securities of medium-sized companies with the potential for above-average growth. If the shareholders of Tech Fund approve the Plan, such shareholders will become shareholders of Mid-Cap Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Mid-Cap Fund that you should know before voting. You should retain it for future reference. Additional information about the Mid-Cap Fund and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•	The prospectus for the Mid-Cap Fund, dated December 29, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•	The Statement of Additional Information (SAI) for the Mid-Cap Fund, dated December 29, 2006, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•	An SAI, dated June 4, 2007, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•	An Annual Report to Shareholders for the Mid-Cap Fund for the fiscal year ended October 31, 2006, which is enclosed and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Mid-Cap Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Mid-Cap Fund (enclosed as Exhibit B); the Annual Report to Shareholders of Mid-Cap Fund for the fiscal year ended October 31, 2006 (enclosed as Exhibit C), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

Shareholders of the Tech Fund are being asked to consider and approve a Plan that will have the effect of combining the Tech Fund and the Mid-Cap Fund into a single mutual fund. The Tech Fund is a series of an open-end investment company that is organized as a Maryland corporation. The Mid-Cap Fund also is an open-end investment company that is organized as a Maryland corporation.

If the Reorganization receives the required Shareholder approval and is completed, the assets of the Tech Fund will be transferred to, and all of the liabilities of the Tech Fund will be assumed by, the Mid-Cap Fund in exchange for an equal value of shares of the Mid-Cap Fund. Shareholders of the Tech Fund will have their shares exchanged for shares of Mid-Cap Fund of equal dollar value based upon the value of the shares at the time the Tech Fund's assets are transferred to the Mid-Cap Fund. After the transfer of assets and exchange of shares has been completed, the Tech Fund will subsequently be liquidated and terminated. If the Plan is approved, you will cease to be a shareholder of the Tech Fund and will become a shareholder of Mid-Cap Fund.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Directors of Sector Funds has determined that the proposed Reorganization of Tech Fund is in the best interests of the Tech Fund’s shareholders, and has also concluded that the shareholders of the Tech Fund would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of Sector Funds, on behalf of the Tech Fund, and the Board of Directors of the Mid-Cap Fund have approved the Plan and recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Tech Fund at the close of business on May 11, 2007 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the Fund outstanding and entitled to vote thereon voted in favor of the Plan.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the Tech Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Tech Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Tech Fund.

Please vote your shares promptly. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies. If you own shares of the Tech Fund in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Mid-Cap Fund, you should read the Prospectus for the Mid-Cap Fund (enclosed as Exhibit B) and the SAI for the Mid-Cap Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are identical and the investment policies of the Funds are similar. Each Fund’s investment objective is to seek long-term capital appreciation. Each Fund's investment objective is a fundamental policy that cannot be changed by the Fund's Board of Directors without shareholder approval. There can be no assurance that the Tech Fund or the Mid-Cap Fund will achieve their investment objectives.

The Tech Fund and the Mid-Cap Fund pursues their investment objectives through various investment strategies that are employed by each Fund’s respective subadviser(s) as follows:

•

Tech Fund normally invests at least 80% of its investable assets in equity and equity-related securities of companies that derive a substantial portion of their sales from products or services in technology and technology-related activities, including companies that design, manufacture or sell computers, peripheral products, electronic components and systems software, equipment vendors, electronic component manufacturers, contract manufacturers and distributors, and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.

•

Mid-Cap Fund normally invests at least 80% of the Fund’s investable assets in equity and equity-related securities of medium-sized companies with the potential for above-average growth. Medium-sized companies are currently considered to be those with market capitalizations that are within the market capitalization range of the Russell MidCap Index. Market capitalization is measured at the time of purchase. The market capitalizations within the Russell MidCap Index will vary, but as of November 30, 2006, they ranged from approximately $20.7 billion to $1.4 billion.

Tech Fund and Mid-Cap Fund emphasize a similar growth investment style. In deciding which equities to buy, the Mid-Cap Fund uses what is known as a growth investment style. This means the subadviser invests in companies that the subadviser believes could experience superior sales or earnings growth. Tech Fund emphasizes an investment style that focuses on company fundamentals and growth prospects. Tech Fund also evaluates the management of the companies in which it is considering investing. Tech Fund looks for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or what the Tech Fund’s subadviser believes to be superior management. The Tech Fund is a non-diversified fund and Mid-Cap Fund is a diversified fund and therefore subject to additional restrictions. See “Comparison of Other Policies-Diversification” and “Investment Restrictions” below.

The Tech Fund and Mid-Cap Fund typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of Mid-Cap Fund.

Comparison of Other Policies

Diversification

Tech Fund is a “non-diversified” investment company under the 1940 Act and Mid-Cap Fund is a “diversified” investment company under the 1940 Act. As a diversified investment company, with respect to 75% of its assets, Mid-Cap Fund cannot invest more than 5% of its assets in the securities of any one issuer or cannot hold more than 10% of the outstanding voting securities of such issuer. Investing in a non-diversified fund, such as Tech Fund, involves greater risk than investing in a diversified fund because a loss resulting from the decline in volume of securities issued by one issuer may represent a greater portion of the total assets of a non-diversified fund.

Foreign Securities

The Tech Fund and Mid-Cap Fund each may invest up to 35% of its investable assets in foreign securities. The foreign securities in which the Funds invest include stocks and other equity-related securities, money market instruments and other investment-grade fixed income securities of foreign issuers including securities of issuers in emerging markets.

Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the United States. Investments in foreign securities also expose the Funds to currency risk, i.e. the risk that changing values of foreign currencies could adversely impact the Funds’ returns.

Fixed Income Obligations

Mid-Cap Fund can invest up to 20% of its investable assets in fixed-income obligations, while Tech Fund can only invest up to 10% of its total assets in fixed-income obligations.

Derivative Instruments

The Tech Fund and Mid-Cap Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. The Tech Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund’s overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. When using certain derivative strategies, the Funds may need to segregate cash or other liquid assets. The Funds usually invest less than 10% of their respective assets in derivatives. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales

Tech Fund may engage in short sales covering up to 20% of the Fund’s investable assets regardless of whether Tech Fund owns or has the right to acquire the security sold. Mid-Cap Fund may, from time to time, make short sales of securities the Fund either does not own, owns or has the right to acquire through conversion or exchange of other securities that such Fund owns (short sales against the box). Short sales may magnify losses relating to the underlying security, in particular due to share price volatility because the underlying security must be replaced at a specific time. Short sales against the box are not subject to these risks but give up the opportunity for capital appreciation in the security. No more than 25% of Mid-Cap Fund’s net assets and usually no more than 10% of its total assets will be subject to short sales, except that short sales against the box are not subject to this limitation.

Illiquid Securities

The Funds may invest up to 15% of their respective net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

Borrowing and Pledging Assets

The Funds may borrow for investment purposes up to 33 1/3% of the value of its total assets, calculated when the loan is made and may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Funds’ asset coverage for borrowing falls below 300%, the Funds will take action to reduce its borrowings in accordance with applicable law. If the 300% asset coverage should decline, the Funds may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Neither Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Funds’ Boards of Directors. Additionally, each Fund will take prompt action to reduce its borrowing if it holds more than 15% of its net assets in illiquid securities.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of the Fund’s assets and the loans are callable at any time by the Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While the Funds are in a defensive position, the opportunity to achieve their investment objective will be limited.

Investments in Affiliated Funds

The Funds may invest up to 25% of their total assets in shares of affiliate money-market funds or open-ended short-term bond funds with a portfolio maturity of three years or less. The Funds also may invest up to 10% of their respective total assets in other non-affiliated investment companies, subject to additional restrictions under the 1940 Act.

Investment Restrictions

The Funds may not change their fundamental investment restrictions without the prior approval of their shareholders. The Funds have adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions).

In addition, except for temporary defensive purposes, Mid-Cap Fund may not purchase any security, if, as a result, 25% or more of the Fund’s assets would be invested in the securities or issuers having their principal business activities in the same industry (except for U.S. Government securities). Tech Fund is not subject to fundamental investment restrictions with respect to concentration in the technology industry, except that under normal circumstances Tech Fund will concentrate its investments in securities of companies in the technology group of industries.

In addition, Mid-Cap Fund has adopted fundamental investment restrictions to diversify its investments. Accordingly, the Mid-Cap Fund is a diversified fund under the 1940 Act. This means that the Fund may not, with respect to 75% of the value of its respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. Tech Fund is not subject to comparable restrictions.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that either the Tech Fund or Mid-Cap Fund will meet their investment objective. The Tech Fund and Mid-Cap Fund invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy. The Tech Fund and Mid-Cap Fund invest primarily in equity or equity-related securities. As with any mutual fund investing primarily in equity securities, the value of securities held by the Funds may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds’ investments.

Tech Fund invests predominantly in the equity and equity-related securities of companies in technology-related industries. Products and services of technology companies may quickly become obsolete and their performance is dependent upon global markets. Companies operating in that sector, in particular those with electronic products, typically face intense competition and technology-related products and services may quickly become obsolete. Securities of companies with emerging concepts may be more volatile due to their limited product lines, markets or financial resources.

Mid-Cap invests its assets predominantly in equity and equity-related securities of medium-sized companies with the potential for above-average growth. Medium-sized companies are currently considered to be those with market capitalizations that within the market capitalization range of the Russell MidCap Index. The market capitalizations within the Russell MidCap Index will vary, but as of November 30, 2006, they ranged from approximately $20.7 billion to $1.4 billion. Market capitalization is measured at the time of purchase.

Initial Public Offerings.    The Tech Fund and Mid-Cap Fund may participate in the initial public offering (IPO) market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are bought to the market, availability may be limited and if the Fund desired to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the impacted performance may be unwarranted. In addition, as the Fund’s assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.

Growth Investing Style Risk.    Each Fund follows an investing style that favors growth investments. Historically, growth investments, have performed best during the later stages of economic expansion. Therefore, the aggressive growth investing style may over time go in and out of favor. At times when growth investing styles used are out of favor, each Fund may underperform other equity funds that use different investing styles.

Non-Diversification.    The Tech Fund is a non-diversified fund under the 1940 Act and, as a result, can invest more than 5% of its assets in the securities of any one issuer, or a greater portion of its portfolio than the Mid-Cap Fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Derivatives.    The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Short Sales and Short sales “against the box.”    Such investments may magnify underlying investment losses. Share price volatility can magnify losses because the underlying security must be replaced at a specific time. Investment costs may exceed potential investment gains. The Funds may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. Short sales “against the box” are not subject to these risks, but give the opportunity for capital appreciation in the security and post the risk of potentially unlimited loss.

Foreign Securities.    Investing in foreign securities subjects the Tech Fund and the Mid-Cap Fund to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information.

Emerging Markets.    Investments in securities of emerging markets involve additional risks. The securities markets of developing countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, and have less government regulation then the securities markets of more developed countries and are not subject to such extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

Fixed-Income Obligations.    To the extent the Tech Fund and the Mid-Cap Fund invest in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk.

Due to the substantial similarity of investment policies and strategies followed by the Tech Fund and Mid-Cap Fund, investments in the Tech Fund and Mid-Cap Fund are exposed to a very similar set of principal risks, with the exception of risk resulting from the fact that Tech Fund is a non-diversified fund.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency or (ii) net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of a Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), the securities of two or more issuers that are controlled by a Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships. As a regulated investment company, each Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Tax Consequences of the Reorganization.”

If the Tech Fund dissolution occurs, the Tech Fund dissolution also may lead to various tax consequences, which are discussed under the caption “Tax Consequences in Event of the Tech Fund Dissolution.”

Forms of Organization

The Tech Fund is a series of the Sector Funds, which is an open-end management investment company organized as a Maryland corporation. The Sector Funds is authorized to issue 2 billion shares of common stock, $.01 par value per share, 400,000,000 of which are designated as shares of Tech Fund. The shares of Tech Fund are further divided into 100,000,000 Class A shares, 100,000,000 Class B shares, 100,000,000 Class C shares and 100,000,000 Class Z shares.

The Mid-Cap Fund is an open-end, diversified, management investment company, organized as a Maryland corporation. Mid-Cap Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, 800 million of which are designated Class A, 400 million of which are designated Class B, 300 million of which are designated Class C, 100 million of which are designated as Class L, 100 million of which are designated as Class M, 50 million which are designated New Class X (sometimes referred to herein as Class X), 100 million of which are designated as Class Z and 100 million of which are designated Class R.

Sector Funds and Mid-Cap Fund (together, the Companies) operate pursuant to charters, which include their Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. The Companies are each governed by a Board of Directors. We refer to these as a “Board” and sometimes refer separately to “directors.” We have summarized below certain rights of shareholders of the Companies to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and by-laws of the Companies for more complete information.

Forms of Ownership.    Ownership interests in the Companies and their series, if applicable, are represented by shares of common stock of a corporation. The par value of the Sector Funds’ common stock is $.01 and the par value of the Mid-Cap Fund’s common stock is $.001. We refer to the ownership interest as “shares” and to holders of shares as “shareholders.”

Extraordinary Transactions.    As registered open-end investment companies, the Companies are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to Maryland law and their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

Shareholder Meetings

Place of Meeting.    The Companies may hold shareholder meetings at any place set by the Board.

Shareholder Voting Rights.    Each share of the Companies’ common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies’ stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date.    The Companies’ Boards have the sole power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings.    The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Special Meetings.    The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. The Companies will hold a special meeting on the written request of shareholders representing a majority of the votes entitled to be cast at the meeting. The Companies’ Boards have sole power to fix the date and time of any special meeting of shareholders.

Inspector of Elections.    Each Company’s Board may appoint one or three inspectors before a shareholder meeting. In addition, the chairman may make such appointment and must do so upon the request of at least 10% of the shareholders.

Advance Notice of Shareholder Proposals.    The by-laws of the Companies provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of Sector Funds and the Mid-Cap Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies.

Quorum.    The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of the Sector Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders. Mid-Cap Fund’s charter reduces this requirement from a majority of votes entitled to be cast to one third of votes entitled to be cast.

Adjournments.    Whether or not a quorum is present, Sector Funds and Mid-Cap Fund may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date.

Shareholder Action Without a Meeting.    Shareholders of the Companies are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Company’s charter generally require the approval of the Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Company’s Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval.

Amendment of By-Laws

The Companies’ by-laws can be amended by a majority vote of the shareholders, or by a two-thirds vote of the Boards.

Board of Directors

Number of Members.    The Companies’ Boards may change the number of directors to any number from three (3) to twenty (20), inclusive.

Removal of Board Members.    Sector Funds’ and Mid-Cap Fund’s shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies.    A vacancy on the Companies’ Boards may be filled by a majority of the remaining members of the Board.

Limitation on Liability of Directors and Officers.    The Companies’ charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents.    The Companies’ charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one’s office.

Liability of Shareholders

Under Maryland law, the Companies’ shareholders generally have no personal liability for the debts or obligations of the Companies as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Companies may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Prudential Investments LLC (PI) serves as manager pursuant to a separate investment management agreement with Sector Funds, on behalf of the Tech Fund (the Tech Management Agreement), and with the Mid-Cap Fund (the Mid-Cap Management Agreement and, together with the Tech Management Agreement, the Management Agreements).

Under the Management Agreements, PI (as manager) manages the Funds’ investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for these Funds. In evaluating a prospective subadviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds’ subadviser. As of December 31, 2006, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $100.6 billion.

The Companies have obtained an exemption from the SEC (the Order) that permits PI to change subadvisers for each of the Companies and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the Companies and notice to shareholders. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadvisers by PI and the Directors of the Companies.

With respect to the Funds, PI currently engages Jennison Associates LLC (Jennison) to manage the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and any investment guidelines established by PI. Jennison is responsible, subject to the supervision and control of PI for the purchase, retention and sale of securities in the Funds’ investment portfolio under its management.

Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, is the investment adviser to the Tech Fund and Mid-Cap Fund. As of December 31, 2006, Jennison had managed in excess of $77 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has been serving as an investment adviser to the Tech Fund since 2003. Prudential Investment Management, Inc. served as an investment adviser to the Tech Fund from its inception until June 9, 2003, when PI allocated investment advisory responsibility for 100% of the assets of the Tech Fund to Jennison.

John P. Mullman, CFA, Greg Tuorto and Benjamin F. Bryan, CFA, are the portfolio managers of the Tech Fund and John P. Mullman is the portfolio manager for the Mid-Cap Fund. The portfolio managers have final authority over all aspects of the Funds’ investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

John P. Mullman is a Managing Director of Jennison, which he joined in August 2000. He has been managing institutional small cap portfolios since 1996. Mr. Mullman joined Prudential in 1987 as an Associate in the Corporate Finance Group where he originated a variety of private placement investments including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as Vice President in Prudential’s Financial Restructuring Group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman managed the work-outs of over 20 distressed investments through a variety of out-of-court restructurings, bankruptcies and complex recapitalizations. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and a M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. Mr. Mullman has managed the Tech Fund and the Mid-Cap Fund since August 2005.

Greg Tuorto is a Managing Director of Jennison, which he joined in May 2005. Prior to joining Jennison, he was a Portfolio Manager and Analyst at Guardian Park Avenue Funds for three years. His responsibilities included co-managing the Small Cap Core Fund and covering technology for the small and mid cap funds. Prior to that, he was a Senior Managing Analyst at The Dreyfus Corporation where he was responsible for technology research across all industry groups, and focused his efforts on the small and mid cap products. Mr. Tuorto was also an Analyst and Co-Portfolio Manager covering the technology, health care and industrial sectors at Toqueville Asset Management from 1996 to 2000. He was also a financial analyst at Bankers Trust Company from 1993 to 1996. He earned his B.A. from Catholic University in 1993 and his M.B.A. from Monmouth University in 1998. Mr. Tuorto managed the Tech Fund since August 2005.

Benjamin F. Bryan is a Managing Director of Jennison, which he joined in October 2000. From 1997 until joining Jennison, he was with Prudential, first as a trader for the Prudential Individually Managed Accounts group and then with Prudential’s Mid-Cap equity team. As a member of Jennison’s equity research team, Mr. Bryan currently focuses primarily on small to mid-cap growth stocks. He earned his B.S. from the State University of New York College at Oswego in 1995. He is also a member of The New York Society of Security Analysts, Inc. Mr. Bryan has managed the Tech Fund since August 2005.

The portfolio managers for the Funds are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio manager in all activities. Members of the team may change from time to time.

Subsequent to the consummation of the Reorganization, Jennison will continue to serve as the subadviser for Mid-Cap Fund, the surviving fund, although the portfolio managers for the Mid-Cap Fund could change at any time prior to and after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is not in the best interests of the Fund and its shareholders, then pursuant to the Order the subadviser may be replaced without prior shareholder approval, subject to Board approval. If either such change occurs you will be notified promptly and you may change your vote for the proposal as described herein under “Voting Information – Revocation of Proxies.”

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2006 for the Mid-Cap Fund and as of November 30, 2006 for Tech Fund.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed# (Thousands)	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts* Managed		Assets of Other Accounts Managed (Thousands)
John P. Mullman**	4	$1,373,270	5	$619,022	7/2	†	$1,019,746/61,983
John P. Mullman***	4	$1,988,284	5	$626,130	7/2	†	$1,039,419/63,384
Greg Tuorto	0	0	0	0	0		0
Benjamin Bryan	0	0	0	0	0		0

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

**	As of October 31, 2006 for Mid-Cap Fund.

***	As of November 30, 2006 for Tech Fund.

#	Excludes performance fee accounts.

†	The portfolio manager only manages a portion of the accounts subject to the performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

The portfolio managers’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The factors considered for an investment professional whose primary role is management will differ from an investment professional who is a portfolio manager with research analyst responsibilities, as described below:

The following factor will be reviewed for John P. Mullman in his capacity as portfolio manager to the Mid-Cap Fund:

•

One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices, such as Russell MidCap Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible; and

The following factor will be reviewed for John P. Mullman in his capacity as portfolio manager to the Tech Fund:

•

One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to a pre-determined passive index, the Standard and Poor’s Super Composite Information Technology Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

The following factor will be reviewed for Greg Tuorto and Benjamin F. Bryan, portfolio managers to the Tech Fund:

•

The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to one of the strategy’s passive benchmarks, the Standard and Poor’s Super Composite Information Technology Index, and to the investment professional’s respective coverage universes;

The factors that will be reviewed for all of the Jennison fund portfolio managers include the following:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Potential Conflicts of Interest

Securities Ownership.    As of November 30, 2006, John P. Mullman does not benefically own any securities of the Mid-Cap Fund.

As of October 31, 2006, John P. Mullman, Greg Tuorto and Benjamin F. Bryan do not beneficially own any securities of the Tech Fund.

Other Conflicts.    In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Investment Management Fees

Pursuant to the Management Agreements, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of the Funds’ shares. PI, as manager of the Funds, pays each Fund’s subadviser a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

The Tech Fund, pursuant to the Tech Management Agreement, is obligated to pay PI an annual investment management fee equal to 0.75% of its average daily net assets up to $1 billion and 0.70% of its average daily net assets in excess of $1 billion. The Mid-Cap Fund, pursuant to the Mid-Cap Management Agreement, is obligated to pay PI an annual investment management fee equal to 0.60% of its average daily net assets up to $1 billion and 0.55% of its average daily net assets in excess of $1 billion. As a result, if the Plan is approved, the shareholders of the Tech Fund are expected to pay investment management fees at a lower rate. During its fiscal year ended October 31, 2006, the Mid-Cap Fund paid $3,858,189 to PI, and during its fiscal year ending November 30, 2006, the Tech Fund paid $1,024,621 in investment management fees to PI.

PI pays the respective subadviser a portion of the investment management fee that PI receives from the Tech Fund and Mid-Cap Fund, respectively. PI pays such subadvisory fees without any additional expense to the respective Fund. With respect to the Tech Fund, PI pays to Jennison 0.375% of the Fund’s average daily net assets. With respect to the Mid-Cap Fund, PI pays Jennison an annual rate equal to 0.30% of the Fund’s average daily net assets up to $1 billion and 0.261% of the Fund’s average daily net assets in excess of $1 billion.

Distribution Plan

Prudential Investment Management Services LLC (PIMS) serves as the principal underwriter and distributor for the Tech Fund and the Mid-Cap Fund. American Skandia Marketing, Incorporated (ASMI and together with PIMS, the Distributors), jointly with PIMS, serves as a principal underwriter and distributor for the Mid-Cap Fund’s Class M and Class X shares. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares of Sector Funds and the Mid-Cap Fund) to compensate the Funds’ respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, the Funds are authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A(1)	0.25% of the Fund’s average daily net assets attributable to Class A shares
Class B	1.00% of the Fund’s average daily net assets attributable to Class B shares
Class C	1.00% of the Fund’s average daily net assets attributable to Class C shares
Class L(2)	0.50% of the Fund’s average daily net assets attributable to Class L shares
Class M(2)	1.00% of the Fund’s average daily net assets attributable to Class M shares
Class R(2)	0.50% of the Fund’s average daily net assets attributable to Class R Shares
Class X(2)	1.00% of the Fund’s average daily net assets attributable to Class X shares
Class Z	None

(1)	PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund’s average daily net assets of the Class A shares for a calendar year ending February 28, 2008 (for Mid-Cap Fund) and March 31, 2008 (for Tech Fund). Without such contractual fee waiver the 12b-1 fees for the Funds’ Class A shares would be 0.30% of the Fund’s average daily net assets attributable to such class.

(2)	Only the Mid-Cap Fund has Class L, Class M, Class R and Class X shares. PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the Mid-Cap Fund’s average daily net assets of the Class R shares for a calendar year ending February 28, 2008. Without such contractual fee waiver the 12b-1 fees for the Mid-Cap Fund’s Class R shares would be 0.75% of the Fund’s average daily net assets attributable to such class.

Because these fees are paid out of the Funds’ assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

The Distributors may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans by the Distributors are used for such distributor’s purchases of bonus shares, which are additional shares granted to investors in Class X shares by the distributor.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the Tech Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Mid-Cap Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

The Funds’ portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by each Company’s Board. The Funds also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Funds may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security’s quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

Each Fund’s NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, a Fund will not price, and you will not be able to purchase, redeem or exchange a Fund’s shares even though the value of these securities may have changed. Conversely, a Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange a Fund’s shares, or when changes in the value of a Fund’s portfolio do not materially affect its NAV, a Fund’s NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of the Funds are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of a Fund. The NAVs of Class B and Class C, Class L, Class M and Class X shares, as applicable, of the Funds will generally be lower than the NAV of Class A shares of the Funds as a result of the larger distribution-related fee to which Class B and Class C, Class L, Class M and Class X shares, as applicable, are subject. It is expected, however, that the NAV of the Funds’ share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is also contained in that Fund’s prospectus, SAI and on each Fund’s website (see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the calendar month on its website within approximately 30 days after the end of the calendar month. The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports and on Form N-Q. In addition, a Fund may release the Fund’s top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund’s website.

When authorized by a Fund’s Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund’s shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1.	A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the Investment Adviser, Subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2.	The request shall be forwarded to PI’s Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3.	A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4.	An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5.	Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6.	PI’s Fund Administration Department shall arrange for the release of fund holdings information by The Bank of New York (the Custodian Bank).

As of the date of this Prospectus/Proxy Statement, the Fund) will provide:

1.	Traditional External Recipients/Vendors

•

Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•	Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•

Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•	Full holdings to KPMG, LLP, each Fund’s independent registered public accounting firm, as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and

•	Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi-annual and annual period-ends.

2.	Analytical Service Providers

•	The trades for the Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end;

•	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund’s CCO and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI’s Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund’s disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds’ policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

The Tech Fund and Mid-Cap Fund seek to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Funds may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Boards of the Tech Fund and Mid-Cap Fund have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Funds’ transfer agent monitors trading activity on a daily basis. The Tech Fund and Mid-Cap Fund have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund’s CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

The Tech Fund and Mid-Cap Fund reserve the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Tech Fund by a shareholder who has violated this policy. Moreover, a Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with the Fund’s policies as set forth in the Fund’s prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for the Tech Fund and Mid-Cap Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge (CDSC) will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M and Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. Class L, Class M and Class X shares are generally no longer offered for direct purchase.

The redemption policies for the Tech Fund and Mid-Cap Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to the Funds’ prospectus for more information regarding how to sell shares.

Shares of the Tech Fund and Mid-Cap Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice. Investors will not receive bonus shares on Class X shares obtained through an exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Mid-Cap Fund shares in exchange for Tech Fund shares pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as “market timing” – may make it very difficult to manage each Fund’s investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Funds’ procedures will be effective in limiting the practice of market timing in all cases.

The Tech Fund and Mid-Cap Fund will distribute substantially all of their income and capital gains to shareholders each year. The Tech Fund will declare dividends, if any, annually.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Tech Fund and the Mid-Cap Fund, as well as the projected unaudited pro forma fees and expenses of the Mid-Cap Fund after giving effect to the consummation of the Reorganization. The holding period for shares held by investors in the Tech Fund will be counted in computing the holding period of shares subsequently held in Mid-Cap Fund for purposes of determining any applicable CDSCs.

On March 2, 2007 the Mid-Cap Fund was the surviving fund in a merger transaction. The twelve month period of March 31, 2007 is shown for the fee and expense table because it is a more accurate reflection of the economics of the Mid-Cap Fund’s operations resulting from that merger transaction.

“Certain Expenses” as used herein means taxes, interest, distribution (12b-l) fees and certain extraordinary expenses.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended March 31, 2007)

Shareholder Fees (fees paid directly from your investment)1

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)[7]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption fee	None	None	None
Exchange fee	None	None	None
Small account balance fee	$15	$15	$15

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	0.75%	0.60%	0.60%

+ Distribution (12b-1) fees	0.30%	0.30%	0.30%

+ Other Expenses	0.57%	0.33%	0.35%

= Total annual Fund operating expenses	1.62%	1.23%	1.25%

– Fee waiver and/or expense reimbursement	(0.05)%[4]	(0.09)%[3,4]	(0.11)%[3,4]

= Net annual Fund operating expenses (including Certain Expenses)	1.57%	1.14%	1.14%

Class B Shares (for the twelve months ended March 31, 2007)

Shareholder Fees (fees paid directly from your investment)1

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)[7]	5.00%[5]	5.00%[5]	5.00%[5]
Redemption fee	None	None	None
Exchange fee	None	None	None
Small account balance fee	$15	$15	$15

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	0.75%	0.60%	0.60%

+ Distribution (12b-1) fees	1.00%	1.00%	1.00%

+ Other Expenses	0.57%	0.33%	0.35%

= Total annual Fund operating expenses	2.32%	1.93%	1.95%

– Fee waiver and/or expense reimbursement	—	(0.04)%[3]	(0.06)%[3]

= Net annual Fund operating expenses (including Certain Expenses)	2.32%	1.89%	1.89%

Class C Shares (for the twelve months ended March 31, 2007)

Shareholder Fees (fees paid directly from your investment)1

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)[7]	1.00%[5]	1.00%[5]	1.00%[5]
Redemption fee	None	None	None
Exchange fee	None	None	None
Small account balance fee	$15	$15	$15

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	0.75%	0.60%	0.60%

+ Distribution (12b-1) fees	1.00%	1.00%	1.00%

+ Other Expenses	0.57%	0.33%	0.35%

= Total annual Fund operating expenses	2.32%	1.93%	1.95%

– Fee waiver and/or expense reimbursement	—	(0.04)%[3]	(0.06)%[3]

= Net annual Fund operating expenses (including Certain Expenses)	2.32%	1.89%	1.89%

Class L Shares (for the twelve months ended March 31, 2007)

The Tech Fund does not offer Class L shares.

Shareholder Fees (fees paid directly from your investment)1

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	5.75%	5.75%
Maximum contingent deferred sales charge (load)[7]	N/A	None[2]	None[2]
Redemption fee	N/A	None	None
Exchange fee	N/A	None	None
Small account balance fee	N/A	$15	$15

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	N/A	0.60%	0.60%

+ Distribution (12b-1) fees	N/A	0.50%	0.50%

+ Other Expenses	N/A	0.33%	0.35%

= Total annual Fund operating expenses	N/A	1.43%	1.45%

– Fee waiver and/or expense reimbursement	N/A	(0.04)%[3]	(0.06)%[3]

= Net annual Fund operating expenses (including Certain Expenses)	N/A	1.39%	1.39%

Class M Shares (for the twelve months ended March 31, 2007)

The Tech Fund does not offer Class M shares.

Shareholder Fees (fees paid directly from your investment)1

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)[7]	N/A	6.00%[5]	6.00%[5]
Redemption fee	N/A	None	None
Exchange fee	N/A	None	None
Small account balance fee	N/A	$15	$15

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	N/A	0.60%	0.60%

+ Distribution (12b-1) fees	N/A	1.00%	1.00%

+ Other Expenses	N/A	0.33%	0.35%

= Total annual Fund operating expenses	N/A	1.93%	1.95%

– Fee waiver and/or expense reimbursement	N/A	(0.04)%[3]	(0.06)%[3]

= Net annual Fund operating expenses (including Certain Expenses)	N/A	1.89%	1.89%

Class R Shares (for the twelve months ended March 31, 2007)

The Tech Fund does not offer Class R shares.

Shareholder Fees (fees paid directly from your investment)1

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption fee	N/A	None	None
Exchange fee	N/A	None	None
Small account balance fee	N/A	None	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	N/A	0.60%	0.60%

+ Distribution and Service (12b-1) fees	N/A	0.75%	0.75%

+ Other Expenses	N/A	0.33%	0.35%

= Total annual Fund operating expenses	N/A	1.68%	1.70%

– Fee waiver and/or expense reimbursement	N/A	(0.29)%[3,6]	(0.31)	%3,[6]

= Net annual Fund operating expenses (including Certain Expenses)	N/A	1.39%	1.39%

Class X Shares (for the twelve months ended March 31, 2007)

Shareholder Fees (fees paid directly from your investment)1

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)[7]	N/A	6.00%[5]	6.00%[5]
Redemption fee	N/A	None	None
Exchange fee	N/A	None	None
Small account balance fee	N/A	$15	$15

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	N/A	0.60%	0.60%

+ Distribution (12b-1) fees	N/A	1.00%	1.00%

+ Other Expenses	N/A	0.33%	0.35%

= Total annual Fund operating expenses	N/A	1.93%	1.95%

– Fee waiver and/or expense reimbursement	N/A	(0.04)%[3]	(0.06)%[3]

= Net annual Fund operating expenses (including Certain Expenses)	N/A	1.89%	1.89%

Class Z Shares (for the twelve months ended March 31, 2007)

Shareholder Fees (fees paid directly from your investment)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Small account balance fee	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Tech Fund	Mid-Cap Fund	Pro Forma Mid-Cap Fund After Reorganization
Management fees	0.75%	0.60%	0.60%

+ Distribution and Service (12b-1) fees	None	None	None

+ Other Expenses	0.57%	0.33%	0.35%

= Total annual Fund operating expenses	1.32%	0.93%	0.95%

– Fee waiver and/or expense reimbursement	—	(0.04)%[3]	(0.06)%[3]

= Net annual Fund operating expenses (including Certain Expenses)	1.32%	0.89%	0.89%

Expense Examples

These examples are intended to help you compare the cost of investing in the Tech Fund before the Reorganization with the cost of investing in the Mid-Cap Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L, M and X shares of the Mid-Cap Fund are new share classes and the expenses below of the Class L, M and X shares of the Mid-Cap Fund are based on estimated expenses of the Fund during the current fiscal year. The information in the ten years column reflects automatic conversions for Class B, Class M and Class X shares.5

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$701	$1,028	$1,378	$2,362
Mid-Cap Fund	660	910	1,180	1,949
Mid-Cap Fund (Pro forma projected after the Reorganization)	660	914	1,189	1,969

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$735	$1,024	$1,340	$2,399
Mid-Cap Fund	692	902	1,138	1,984
Mid-Cap Fund (Pro forma projected after the Reorganization)	692	906	1,147	2,004

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$335	$724	$1,240	$2,656
Mid-Cap Fund	292	602	1,038	2,251
Mid-Cap Fund (Pro forma projected after the Reorganization)	292	606	1,047	2,270

Class L Shares

The Tech Fund does not offer Class L shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$708	$998	$1,308	$2,186
Mid-Cap Fund (Pro forma projected after the Reorganization)	708	1,002	1,316	2,206

Class M Shares

The Tech Fund does not offer Class M shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$792	$1,002	$1,238	$2,069
Mid-Cap Fund (Pro forma projected after the Reorganization)	792	1,006	1,247	2,089

Class R Shares

The Tech Fund does not offer Class R shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$142	$501	$885	$1,963
Mid-Cap Fund (Pro forma projected after the Reorganization)	142	506	894	1,983

Class X Shares

The Tech Fund does not offer Class X shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$792	$1,002	$1,338	$2,251
Mid-Cap Fund (Pro forma projected after the Reorganization)	792	1,006	1,347	2,270

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$134	$418	$723	$1,590
Mid-Cap Fund	91	292	511	1,139
Mid-Cap Fund (Pro forma projected after the Reorganization)	91	297	520	1,161

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$701	$1,028	$1,378	$2,362
Mid-Cap Fund	660	910	1,180	1,949
Mid-Cap Fund (Pro forma projected after the Reorganization)	660	914	1,189	1,969

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$235	$724	$1,240	$2,399
Mid-Cap Fund	192	602	1,038	1,984
Mid-Cap Fund (Pro forma projected after the Reorganization)	192	606	1,047	2,004

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$235	$724	$1,240	$2,656
Mid-Cap Fund	192	602	1,038	2,251
Mid-Cap Fund (Pro forma projected after the Reorganization)	192	606	1,047	2,270

Class L Shares

The Tech Fund does not offer Class L shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$708	$998	$1,308	$2,186
Mid-Cap Fund (Pro forma projected after the Reorganization)	708	1,002	1,316	2,206

Class M Shares

The Tech Fund does not offer Class M shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$192	$602	$1,038	$2,069
Mid-Cap Fund (Pro forma projected after the Reorganization)	192	606	1,047	2,089

Class R Shares

The Tech Fund does not offer Class R shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$142	$501	$885	$1,963
Mid-Cap Fund (Pro forma projected after the Reorganization)	142	506	894	1,983

Class X Shares

The Tech Fund does not offer Class X shares.

	One Year	Three Years	Five Years	Ten Years
Tech Fund	N/A	N/A	N/A	N/A
Mid-Cap Fund	$192	$602	$1,038	$2,251
Mid-Cap Fund (Pro forma projected after the Reorganization)	192	606	1,047	2,270

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
Tech Fund	$134	$418	$723	$1,590
Mid-Cap Fund	91	292	511	1,139
Mid-Cap Fund (Pro forma projected after the Reorganization)	91	297	520	1,161

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Notes to Shareholder Fees and Operating Expense Table:

1	Your broker may charge you a separate or additional fee for purchases and sales of shares.

2	Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential). During the past 12 months Class L shares were not available to new investors.

3	PI has contractually agreed to waive up to 0.05% of its management fee on an annualized basis until March 31, 2008, if the Mid-Cap Fund’s net operating expenses (exclusive of Certain Expenses) exceed 0.89% as a result of certain prior reorganization transactions involving the Mid-Cap Fund. Pursuant to such agreement, as of the twelve months ended March 31, 2007, PI is waiving 0 .04% of its management fee (exclusive of Certain Expenses). In order to minimize the effects of any fee increase for the Mid-Cap Fund resulting from the Reorganization, PI has contractually agreed to waive up to 0.06% of the Mid-Cap Fund’s management fee on an annualized basis for the twelve months after the completion of the Reorganization, if the Mid-Cap Fund’s net operating expenses (exclusive of Certain Expenses) exceed 0.89% as a result of the Reorganization.

4	PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares through March 31, 2008 for Tech Fund and February 28, 2008 for Mid-Cap Fund.

5	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares convert to Class A shares approximately 10 years after purchase. No CDSC is charged after these periods.

6	PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of the Class R shares to March 31, 2008.

7	The CDSC for Class A, B, C and L, as applicable, shares of Mid-Cap Fund and Tech Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class M and X shares of Mid-Cap Fund is calculated based on the net asset value at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X shares purchases made after January 1, 2002, the CDSC will be calculated based on the original cost of the purchase.

Performance of the Funds

A number of factors – including risk – can affect how the Tech Fund and the Mid-Cap Fund performs. The following bar charts show the performance of the Class A shares of the Funds for each full calendar year of each Fund's operation. The first table below each bar chart shows the Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of the Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class B shares of Tech Fund and the Mid-Cap Fund.

This information may help provide an indication of the Tech Fund's and Mid-Cap Fund's risks by showing changes in performance from year to year and by comparing the Tech Fund's and Mid-Cap Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that the Funds will achieve similar results in the future.

Tech Fund

Annual Total Returns* (Class A shares)

*	These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the annual returns for Class A shares would have been lower.

BEST QUARTER: 25.04% (4th quarter of 2001) WORST QUARTER: –33.21% (3rd quarter of 2001)

Average Annual Total Returns (as of 12/31/06)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION (June 30, 1999)
Return Before Taxes
Class A shares	–1.41%	2.50%	–1.32%
Class C shares	2.64%	2.90%	–1.30%
Class Z shares	4.50%	3.91%	–0.33%
Class B Shares
Return Before Taxes	–1.36%	2.72%	–1.30%
Return After Taxes on Distributions	–1.36%	2.72%	–1.87%
Return After Taxes on Distributions and Sale of Fund Shares	–0.88%	2.33%	–1.35%
Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index	15.34%	6.79%	2.94%
S&P SC Information Technology Index	9.04%	0.92%	–4.47%
Lipper Average	7.20%	1.03%	–2.72%

Notes to Average Annual Returns Table

•

The Fund’s returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Without a waiver of management fees and/or expense subsidization, the Tech Fund’s average annual returns would have been lower. With respect to the one-year and five-years returns, no management fee waiver and/or expense subsidization has been, or currently is, effective.

•

After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Tech Fund will achieve similar results in the future.

•

The S&P SuperComposite 1500 Index (S&P SC 1500 Index) is an unmanaged index of the 500 largest, established, publicly-traded stocks in the S&P 500 Index, the 400 largest companies outside of the S&P 500 Index contained in the S&P Mid-Cap 400 Index and the 600 small capitalization stocks comprising the S&P SmallCap 600 Index – gives a broad look at how U.S. stock prices have performed. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. The securities in the S&P SC 1500 Index may be very different from those in the Tech Fund. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Tech Fund’s Class A, B, C, and Z shares. Source: Lipper Inc.

•

The S&P SuperComposite Information Technology Index (S&P SC Information Technology Index) is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of Tech Fund’s Class A, B, C, and Z shares. Source: Lipper Inc.

•

The Lipper Average is based on the average return of all mutual funds in the Lipper Science Technology Funds category and does not include the effects of any sales charges or taxes. These returns would be lower if they included the effects of these expenses. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of Tech Fund’s Class A, B, C, and Z shares. Source: Lipper Inc.

Mid-Cap Fund

Annual Total Returns * (Class A shares)

*	These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without a distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too.

BEST QUARTER: 55.68% (4th quarter of 1999) WORST QUARTER: –29.56% (3rd quarter of 2001)

Class L, M and Class X shares are new and therefore no performance information is available for these share classes in the following Average Annual Total Returns table. The table only reflects performance information for share classes that have at least one full year of operation.

Average Annual Total Returns (as of 12/31/06)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Return Before Taxes
Class A shares	3.45%	6.61%	10.58% (12-31-96)
Class C shares	7.67%	7.02%	10.36% (12-31-96)
Class Z shares	9.74%	8.07%	11.47% (12-31-96)
Class R shares	9.19%	N/A	17.12% (6-3-05)
Class L shares	N/A	N/A	N/A (6-15-06)
Class M shares	N/A	N/A	N/A (6-15-06)
Class X shares	N/A	N/A	N/A (6-15-06)
Class B Shares
Return Before Taxes	3.61%	6.86%	10.36% (12-31-96)
Return After Taxes on Distributions	3.61%	6.86%	9.50%
Return After Taxes on Distributions and Sale of Fund Shares	2.35%	5.94%	8.77%
Index (reflects no deduction for fees, expenses or taxes)
Russell MidCap Growth Index	10.66%	8.22%	—
Russell Mid Cap Index	15.26%	12.88%	—
Lipper Average	8.54%	5.88%	—

Notes to Average Annual Total Returns Table

•

The Mid-Cap Fund’s returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, and a fee waiver for Class R shares of 0.25%, the returns for Class A and Class R shares would have been lower.

•

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Mid-Cap Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Mid-Cap Fund will achieve similar results in the future.

•

The Russell MidCap Growth Index is a market value-weighted index that tracks those Russell MidCap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Since inception returns are 8.62% for Class A, Class B, Class C and Class Z shares and 14.69% for Class R shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund’s Class R shares. Source: Lipper, Inc.

•

Russell Mid Cap Index – measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Since inception returns are 12.14% for Class A, Class B, Class C and Class Z shares and 17.05% for Class R shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund’s Class R shares. Source: Lipper Inc.

•	The Lipper MidCap Growth Funds Average is based on the average return of all mutual funds in the Lipper Midcap Growth Funds category. It reflects deductions for mutual fund operating expenses, but does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effects of sales charges and taxes. Since inception returns are 7.52% for Class A, Class B, Class C and Class Z shares and 12.92% for Class R shares. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund’s Class R shares. Source: Lipper, Inc.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A and Class L shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M and Class X shares are subject to a maximum CDSC of 5%, 1%, 6.0% and 6%, respectively. Class Z and Class R shares are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The respective Boards of the Companies, including the directors who are not “interested persons,” as defined in the 1940 Act of the Companies (the ”Independent Directors”), have determined that the Reorganization would be in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Reorganization.

At a meeting held on April 12, 2007, the Investment Manager advised the Boards that, as of February 28, 2007, the Tech Fund had net assets of approximately $121 million, while the Mid-Cap Fund had assets of approximately $680 million at that date. Accordingly, by merging the Tech Fund with the Mid-Cap Fund, shareholders would enjoy a greater asset base over which fund expenses may be spread.

The Investment Manager advised the Boards that, based on average annualized assets as of each Fund’s most recent fiscal year end, the Tech Fund had a higher total cost structure, including higher gross and net expense ratios, than the Mid-Cap Fund. The Boards considered the Investment Manager’s advice that if the Plan is approved, shareholders of the Tech Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (i.e., before and after any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized.

The Investment Manager further advised the Boards that the Tech Fund’s shareholders also could benefit from the significantly lower contractual management fee paid by the Mid-Cap Fund’s shareholders.

The Investment Manager also explained that shareholders of the Mid-Cap Fund may experience slightly higher expenses as a result of the consummation of the Reorganization. In order to minimize the impact to shareholders of the Mid-Cap Fund, the Investment Manager has contractually agreed to waive up to 0.06% of its management fees on an annualized basis for a twelve month period beginning from the completion of the Reorganization, if the Mid-Cap Fund’s net operating expenses (exclusive of Certain Expenses) exceed 0.89% (the Mid-Cap Fund’s current contractual expense limitation) of the Fund’s average daily net assets as a result of the Reorganization. The Board also noted that the Mid-Cap Fund is not paying any of the costs of the Reorganization.

The Boards noted that the estimated costs associated with the Reorganization will be paid by PI and/or an affiliate. See discussion below under “Expenses Resulting from the Reorganization.”

In recommending approval of the Plan, the Investment Manager advised the Boards that the Tech Fund has similar investment objectives, policies (except with respect to diversification) and investment portfolio to the Mid-Cap Fund. Moreover, the Investment Manager reported that the Tech Fund and the Mid-Cap Fund have similar investment styles. The Investment Manager also advised the Boards that performance of the Mid-Cap Fund was stronger than that of the Tech Fund over the past three months, and the one, three and five year time periods, as of February 28, 2007.

The Investment Manager noted that, since the shares of the Mid-Cap Fund will be issued at net asset value in exchange for the net assets of the Tech Fund having a value equal to the aggregate net asset value of the shares of the Tech Fund when the Reorganization occurs, the net asset value per share of the Tech Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of the Funds immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the Tech Fund may hold a smaller percentage of ownership in the Mid-Cap Fund than he or she did in their Fund prior to the Reorganization. The aggregate net asset value of the Mid-Cap Fund shares will equal the aggregate net asset value of your shares of the Tech Fund.

The Investment Managers further noted that the respective assets and liabilities of each of the Tech Fund and the Mid-Cap Fund will be valued at the closing of the Reorganization. The assets in each Fund will be valued according to the procedures set forth above under "Valuation." Purchase orders for the Tech Fund’s shares which have not been confirmed as of the closing of the Reorganization will be treated as assets of the Mid-Cap Fund for purposes of the Reorganization; redemption requests with respect to the Tech Fund’s shares which have not settled as of the closing of the Reorganization will be treated as liabilities of the Mid-Cap Fund for purposes of the Reorganization.

The Boards, including a majority of Independent Directors of each Board, after considering the matter, concluded that no dilution of value would result to the shareholders of the Tech Fund or the Mid-Cap Fund from consummation of the Reorganization and that, for the following reasons, consummation of the Reorganization is in the best interests of the shareholders of the Tech Fund:

•	The Tech Fund has an identical investment objective to the Mid-Cap Fund;

•	The Tech Fund and the Mid-Cap Fund have similar investment policies and restrictions (except with respect to diversification);

•	Shareholders of the Tech Fund are expected to realize a reduction in net and gross operating expenses as result of the consummation of the Plan;

•	Shareholders of the Tech Fund may enjoy a reduction in investment management fees as a result of the completion of the Reorganization;

•	The Funds have similar investment portfolios;

•	The Tech Fund is significantly smaller than the Mid-Cap Fund;

•	The Mid-Cap Fund has historically outperformed the Tech Fund;

•	Shareholders of the Tech Fund and the Mid-Cap Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Boards also considered that, in the opinion of special tax counsel to each Company, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the Tech Fund.

Consequently, the directors of the Tech Fund approved the Plan and recommended that shareholders of the Tech Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of Sector Funds recommend that you vote FOR the Plan.

If shareholders of the Tech Fund do not approve the Plan, the Board has approved a redemption of all of the outstanding shares of each class of the Tech Fund and the subsequent distribution to Tech Fund shareholders of the net asset value of their redeemed shares.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plans. You should read the actual Plan attached as Exhibit A.

Closing

If the Tech Fund’s shareholders approve the Plan, the Reorganization will take place after various conditions are satisfied by Sector Funds, on behalf of the Tech Fund, and Mid-Cap Fund, including the preparation of certain documents. The Companies will mutually determine a specific date for the actual Reorganization to take place. This is called the “closing date.” If shareholders of the Tech Fund do not approve the Plan, the Board has approved a redemption of all of the outstanding shares of each class of the Tech Fund and the subsequent distribution to Tech Fund shareholders of the net asset value of their redeemed shares.

If the Tech Fund’s shareholders approve the Plan, Sector Funds, on behalf of Tech Fund, will deliver to the Mid-Cap Fund all of the Tech Fund’s assets and Mid-Cap Fund will assume all of the liabilities of the Tech Fund on the closing date. Mid-Cap Fund will issue to Tech Fund shares of Mid-Cap Fund of a value equal to the dollar value of the net assets delivered to the Mid-Cap Fund. The Tech Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Mid-Cap Fund shares in equivalent value and of equivalent class as such shareholder holds in the Tech Fund. Tech Fund will subsequently terminate and dissolve and Mid-Cap Fund will be the surviving fund. The stock transfer books of the Tech Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Tech Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Companies may amend the Plan without shareholder approval. The Companies may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Tech Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, the Reorganization Costs), will be paid by PI or an affiliate. The portfolio securities of the Tech Fund will be transferred in-kind to the Mid-Cap Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The Reorganization Costs are currently estimated to be $500,000.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that such Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by the Funds, and upon certain assumptions, substantially to the effect that:

1.

The acquisition by the Mid-Cap Fund of the assets of the Tech Fund in exchange solely for voting shares of the Mid-Cap Fund and the assumption by the Mid-Cap Fund of the liabilities, if any, of the Tech Fund, followed by the distribution of the Mid-Cap Fund shares received by the Tech Fund pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Mid-Cap Fund and the Tech Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	The shareholders of the Tech Fund will not recognize a gain or loss upon the exchange of all of their shares of the Tech Fund solely for shares of the Mid-Cap Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.	No gain or loss will be recognized by the Tech Fund upon the transfer of its assets to the Mid-Cap Fund in exchange solely for voting shares of the Mid-Cap Fund and the assumption by the Mid-Cap Fund of the liabilities, if any, of the Tech Fund. In addition, no gain or loss will be recognized by the Tech Fund on the distribution of such shares to the shareholders of the Tech Fund (in liquidation of the Tech Fund);

4.	No gain or loss will be recognized by the Mid-Cap Fund upon the acquisition of the assets of the Tech Fund in exchange solely for voting shares of the Mid-Cap Fund and the assumption of the liabilities, if any, of the Tech Fund;

5.	The Mid-Cap Fund's tax basis for the assets acquired from the Tech Fund will be the same as the tax basis of these assets when held by the Tech Fund immediately before the transfer, and the holding period of such assets acquired by the Mid-Cap Fund will include the holding period of such assets when held by the Tech Fund;

6.	The Tech Fund's shareholders' tax basis for the shares of the Mid-Cap Fund received by them pursuant to the reorganization will be the same as their tax basis in the Tech Fund shares exchanged therefor; and

7.	The holding period of the Mid-Cap Fund shares received by the shareholders of the Tech Fund will include the holding period of their Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Reorganization were consummated but failed to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, such transaction would be treated as a taxable sale of assets by the Tech Fund to the Mid-Cap Fund followed by a taxable liquidation of the Tech Fund, and the shareholders of the Tech Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Tech Fund and the fair market value of the shares of the Mid-Cap Fund received in exchange therefor. The Mid-Cap Fund has capital loss carryforwards as of October 31, 2006 of approximately $120,841,000 and the Tech Fund has capital loss carryforwards as of November 30, 2006 of approximately $270,491,000. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in the Reorganization, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Accordingly, the use of the capital loss carryforwards of the Tech Fund by the Mid-Cap Fund after the Reorganization would be subject to these limitation. Additional rules may apply, further limiting the utilization of the capital loss carryforwards. Shareholders of the Tech Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Tax Consequences in Event of the Tech Fund Dissolution

If the shareholders of the Tech Fund do not approve the proposal for the Reorganization, the Board has approved a redemption of all of the Tech Fund’s outstanding shares and the subsequent distribution to Tech Fund Shareholders of the net asset value of their redeemed shares. In this event, the Tech Fund would sell all of its assets, distribute the net proceeds and the Tech Fund would thereupon terminate.

The liquidating distributions to the Tech Fund’s shareholders will generally be treated as a payment in exchange for the shareholder’s Tech Fund shares. A shareholder will recognize taxable gain or loss upon such exchange equal to the difference between the amount of such payment and such shareholder’s tax basis in such shareholder’s Tech Fund shares. Such gain or loss will be capital gain or loss if the shareholder holds the shares as a capital asset, and such gain or loss will constitute long-term capital gain or loss if the Tech Fund shares were held for more than one year. Notwithstanding the foregoing, any capital loss recognized by a Tech Fund shareholder with a holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to the shares. For the taxable year of the liquidation, the Tech Fund’s shareholders may also receive distributions constituting ordinary income dividends or capital gain dividends.

Although the Tech Fund will attempt to avoid losing its “regulated investment company” (“RIC”) tax status during the liquidation process, in the unlikely event that the Tech Fund did lose its RIC status during this process, the Tech Fund would be subject to corporate-level tax that would reduce its liquidating distributions to shareholders.

Shareholders of the Tech Fund should consult their tax advisers regarding the tax consequences to them of the liquidation of the Tech Fund in light of their individual circumstances. In addition, because the foregoing discussion relates only to U.S. federal income tax consequences of a liquidation, shareholders also should consult their tax advisers as to state, local and foreign tax consequences of a liquidation.

Characteristics of Mid-Cap Fund Shares

Mid-Cap Fund was formed in Maryland on August 23, 1996. It is registered with the SEC as an open-end management investment company. Mid-Cap Fund is authorized to issue 2 billion shares of common stock, par value $0.001 per share, divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, Class R and Class Z shares. Class L, Class M and Class X share classes are closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares represents an interest in the same assets of Mid-Cap Fund and is identical in all respects except that:

•

each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•

each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•	each class has a different exchange privilege;

•	Class Z shares are only available to a limited class of shareholders; and

•

Class B, Class M and Class X shares have a conversion feature whereby Class B, Class M and Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares) and ten years (Class X shares) after the original purchase of shares.

Shares of Mid-Cap Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Mid-Cap Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A, Class L and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Mid-Cap Fund's prospectus.

Mid-Cap Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Mid-Cap Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Mid-Cap Fund's outstanding shares.

Shares of the Mid-Cap Fund that will be distributed to shareholders of the Tech Fund and will have the same legal characteristics as the shares of the Tech Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of March 31, 2007, the capitalization of shares of the Tech Fund and the Mid-Cap Fund. The table also shows the unaudited pro forma projected capitalization of the Mid-Cap Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Mid-Cap Fund is likely to be different when the Plan is completed.

Class A

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$64,944,925	$404,032,547	N/A	$468,977,472
Total shares outstanding	7,670,248	17,746,732	(4,817,606)	20,599,374
NAV per share	$8.47	$22.77	N/A	$22.77

Class B

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$30,416,511	$101,980,249	N/A	$132,396,760
Total shares outstanding	3,809,891	4,882,317	(2,353,697)	6,338,511
NAV per share	$7.98	$20.89	N/A	$20.89

Class C

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$18,145,118	$74,229,726	N/A	$92,374,844
Total shares outstanding	2,272,912	3,552,925	(1,404,416)	4,421,421
NAV per share	$7.98	$20.89	N/A	$20.89

Class L

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Formas Projected after Reorganization (unaudited)
Net assets	N/A	$20,595,917	N/A	$20,595,917
Total shares outstanding	N/A	906,367	N/A	906,367
NAV per share	N/A	$22.72	N/A	$22.72

Class M

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Formas Projected after Reorganization (unaudited)
Net assets	N/A	$9,716,726	N/A	$9,716,726
Total shares outstanding	N/A	465,227	N/A	465,227
NAV per share	N/A	$20.89	N/A	$20.89

Class R

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	N/A	$732,153	N/A	$732,153
Total shares outstanding	N/A	32,318	N/A	32,318
NAV per share	N/A	$22.65	N/A	$22.65

Class X

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Formas Projected after Reorganization (unaudited)
Net assets	N/A	$51,797,652	N/A	$51,797,652
Total shares outstanding	N/A	2,481,748	N/A	2,481,748
NAV per share	N/A	$20.87	N/A	$20.87

Class Z

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$4,875,520	$177,175,674	N/A	$182,051,194
Total shares outstanding	564,830	7,575,770	(356,360)	7,784,240
NAV per share	$8.63	$23.39	N/A	$23.39

Total Net Assets and Shares Outstanding

	Tech Fund	Mid-Cap Fund	Adjustments*	Mid-Cap Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$118,382,074	$840,260,644	N/A	$958,642,718
Total shares outstanding	14,317,881	37,643,404	(8,932,079)	43,029,206

*	Reflects the change in shares and par value of the Tech Fund upon conversion in Mid-Cap Fund.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Tech Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [            ] shares of the Tech Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Tech Fund entitled to be voted at the Meeting of the Tech Fund is required to constitute a quorum of the Tech Fund at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present with respect to the Tech Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Tech Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the Tech Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Tech Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Tech Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Tech Fund held at the close of business on the Record Date.

In the event that there are not sufficient shares held by shareholders present in person or by proxy to obtain a quorum of the relevant meeting, the Tech Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Tech Fund would only take such actions if the Tech Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of a Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote the Tech Fund's shares with respect to a Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” Sector Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting if more than 50% of the outstanding voting shares are present or represented by proxy at the Meeting or a majority of the total number of shares of the Tech Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in the Tech Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve a Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•	By mail, with the enclosed proxy card.

•	In person at the Meeting.

•	By phone.

•	Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Sector Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of Sector Funds. In addition, Sector Funds has engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D.F. King & Co., Inc., if Sector Funds has not yet received your vote. D.F. King & Co., Inc. may ask you for authority, by telephone, to permit D.F. King, Inc. to execute your voting instructions on your behalf. Solicitation expenses are currently estimated to be approximately $175,000.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of May 11, 2007, each shareholder that owns of record more than 5% of any class of the Funds.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
Tech Fund:

Mid-Cap Fund:

[to be provided]

*	As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and directors of the Mid-Cap Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of the Fund.

As of the Record Date, the officers and directors of Sector Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the Tech Fund.

As of the Record Date, Tech Fund does not offer Class L, Class M, Class X or Class R shares.

ADDITIONAL INFORMATION

Mid-Cap Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Mid-Cap Fund is contained in the Mid-Cap Fund's prospectus, dated December 29, 2006, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Mid-Cap Fund is included in the Fund's SAI, dated December 29, 2006 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Mid-Cap Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006 and the Semi-Annual report to Shareholders for the period ended April 30, 2007, are each incorporated into this Proxy Statement/Prospectus and may be obtained by calling 1-800-225-1852 or by writing to Mid-Cap Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Jennison Sector Funds (on behalf of the Tech Fund) and Mid-Cap Fund file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of Mid-Cap Fund to be issued pursuant to the Plan, will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Mid-Cap Fund.

Independent Registered Public Accounting Firm

The audited financial statements of Tech Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Tech Fund for the fiscal year ending November 30, 2006 (File No. 811-03175).

The audited financial statements of Mid-Cap Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Mid-Cap Fund for the fiscal year ending October 31, 2006 (File No. 811-07811). The unaudited financial statements of the Mid-Cap Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the Mid-Cap Fund to Shareholders for the fiscal period ended April 30, 2007 (File No. 811-07811).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Tech Fund care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Companies are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Funds' governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the Tech Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of Sector Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of Sector Funds may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Board of Directors of Sector Funds intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Sector Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Mid-Cap Fund, dated December 29, 2006 (enclosed).

C	Mid-Cap Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this      day of             , 2007, by and between Prudential Sector Funds, Inc. (doing business as Jennison Sector Funds, Inc.) (“Sector Fund” or the “Company”), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Prudential Technology Fund (doing business as Jennison Technology Fund), a series of the Company (the “Acquired Fund”) and Jennison Mid-Cap Growth Fund, Inc. (the “Acquiring Fund”), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Together, the Acquiring Fund and the Acquired Fund are referred to as the “Funds.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Fund:

1. Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)	Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund’s then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund’s liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)

Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)	As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Acquired Fund shall dissolve and terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-effective registration statement.

(e)	Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2. Valuation.

(a)	The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures set forth in the Company’s declaration of trust and currently effective registration statement.

(b)	The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund’s articles of incorporation and currently effective registration statement.

(c)	The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company’s agreement and declaration of trust and currently effective registration statement.

3. Closing and Closing Date.

(a)

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be                     , 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Fund, at the Acquiring Fund’s custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each (the “Acquired Fund Shares”), and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)	In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4. Representations and Warranties by the Company, on behalf of the Acquired Fund, for the benefit of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund:

(a)	The Company is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (“SDAT”). The Company is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Company’s articles of incorporation.

(b)	The financial statements appearing in the Company’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended November 20, 2006 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)	The unaudited financial statements appearing in the Company’s Semi-Annual Report to Shareholders of the Acquired Fund for the period ended May 31, 2007 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)	The Company has the necessary statutory trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(e)	The Company is not a party to or obligated under any provision of the Company’s articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)	The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)	The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended

(the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)	To the best of the Acquired Fund’s knowledge, the Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)	At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

5. Representations and Warranties by the Acquiring Fund to the Company, for the benefit of the Acquired Fund.

The Acquiring Fund makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)	The Acquiring Fund is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (“SDAT”). The Acquiring Fund is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with its articles of incorporation.

(b)	The Acquiring Fund is authorized to issue 2,000,000,000 shares of common stock, par value $0.001 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)	At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under its articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)	The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2006 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)	The unaudited financial statements appearing in the Acquiring Fund’s Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended April 30, 2007 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)	The Acquiring Fund has the necessary corporate power and authority to conduct its business as such business is now being conducted.

(g)	The Acquiring Fund is not a party to or obligated under any provision of its articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)	The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)	At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund, for use therein.

6. Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Fund make the following representations and warranties:

(a)	The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)	At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)	Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)	There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)	The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Fund and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Fund in accordance with its terms.

(f)	The Company and the Acquiring Fund anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7. Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

(a)	The Company intends to operate the Acquired Fund’s business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund intends to operate its business as presently conducted between the date hereof and the Closing Date.

(b)	The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)	The Company, on behalf of the Acquired Fund, intends, if the Reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)	The Company and Acquiring Fund intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)	At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)	The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)	The Acquiring Fund covenants to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)	The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)	The Company intends that it will, from time to time, as and when requested by the Acquiring Fund execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)	The Acquiring Fund intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)	The Acquiring Fund intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8. Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)	That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary, Assistant Secretary or equivalent officer of each of the Company and the Acquiring Fund shall execute a certificate to the foregoing effect.

(b)	That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund.

(c)	That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company’s or the Acquiring Fund’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)	That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)	That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)	The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper LLP, counsel to the Acquiring Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)	The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)	This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)	When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $0.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)	The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Fund’s charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Fund’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Funds;

(5)	To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Fund, of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)	The Acquiring Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)	To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Fund, that would be required to be disclosed in the Acquiring Fund’s registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)	The Acquiring Fund shall have received on the Closing Date a favorable opinion from (i) DLA Piper LLP, counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)	The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)	This Plan has been duly authorized and executed by the Company, on behalf of the Acquired Fund, and, assuming delivery by the Company, on behalf of the Acquired Fund, and due authorization, execution and delivery of the Plan by the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)	All actions required to be taken by the Company on behalf of the Acquired Fund under the agreement and the articles of incorporation, the by-laws and the laws of the state of Maryland to authorize the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of the Company on behalf of the Acquired Fund;

(4)	The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company’s articles of incorporation or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company’s currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)	To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)	Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company’s registration statement on Form N-1A and is not so disclosed; and

(7)	The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)	The Company and the Acquiring Fund shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Fund, in form and substance satisfactory to the Company and the Acquiring Fund, substantially to the effect that, for federal income tax purposes:

(1)

the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the

Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)	under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)	in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)	in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)	in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)	in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)	in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)	pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to certain matters.

(i)	The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9. Fees and Expenses.

(a)	Each of the Company, on behalf of the Acquired Fund, and the Acquiring Fund represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)	The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or an affiliate.

10. Termination; Postponement; Waiver; Order.

(a)	Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Company, on behalf of the Acquired Fund, by resolution of its Board of Directors or by the Acquiring Fund by resolution of its Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)	In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor their directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)	At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors or Board of Directors if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)	The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company or the Acquiring Fund, any of their respective officers, directors, agents or shareholders, the Acquired Fund, or its shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either Fund or the Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company’s or the Acquiring Fund’s shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)	If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Headings; Counterparts.

(a)	The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)	This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12. Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Fund hereunder, and in particular that none of the assets of the

Company or the Acquiring Fund, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13. Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, or the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14. Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Acquiring Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15. Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Prudential Sector Funds, Inc., on behalf of Prudential Technology Fund, and Jennison Mid-Cap Growth Fund, Inc., have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

PRUDENTIAL SECTOR FUNDS, INC. ON BEHALF OF PRUDENTIAL TECHNOLOGY FUND

Attest:	By:
Name:
Title:

JENNISON MID-CAP GROWTH FUND, INC.

Attest:	By:
Name:
Title:

Exhibit B

PROSPECTUS DATED DECEMBER 29, 2006

The Prospectus for Mid-Cap Fund, dated December 29, 2006, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED OCTOBER 31, 2006

The Annual Report to Shareholders for Mid-Cap Fund to shareholders for the fiscal year ended October 31, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

2	Summary
2	The Proposals
3	Shareholder Voting

3	Comparisons of Important Features
3	The Investment Objectives and Policies of the Funds
4	Comparison of Other Policies
6	Investment Restrictions
6	Risks of Investing in the Funds
8	Federal Income Tax Considerations
8	Forms of Organization
9	Shareholder Meetings
10	Amendments to Charter
10	Amendment of By-Laws
10	Board of Directors
11	Liability of Shareholders
11	Termination and Dissolution
11	Management of the Funds
15	Distribution Plan
16	Valuation
17	Portfolio Holdings
19	Frequent Purchases and Redemptions of Fund Shares
20	Purchases, Redemptions, Exchanges and Distributions

21	Fees and Expenses
29	Expense Examples
33	Performance of the Funds

37	Reasons for the Reorganization

39	Information About the Reorganization
39	Closing
39	Expenses Resulting from the Reorganization
39	Tax Consequences of the Reorganization
41	Tax Consequences of the Tech Fund Dissolution
41	Characteristics of Mid-Cap Fund Shares
42	Capitalization

44	Voting Information
44	Required Vote
45	How to Vote
45	Revocation of Proxies
45	Solicitation of Voting Instructions

46	Principal Holders of Shares

46	Additional Information

46	Miscellaneous
46	Legal Matters
47	Independent Registered Public Accounting Firm
47	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

47	Shareholder Proposals

47	Exhibits to Prospectus/Proxy Statement
A-1	Exhibit A –	Form of Plan of Reorganization (attached)
B-1	Exhibit B –	Prospectus dated December 29, 2006 for Mid-Cap Fund (enclosed)
C-1	Exhibit C –	Annual Report to Shareholders of Mid-Cap Fund for the fiscal year ended October 31, 2006 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION FOR JENNISON MID-CAP GROWTH FUND, INC.

Dated June 4, 2007

Acquisition of the Net Assets of the Prudential Technology Fund (d/b/s (Jennison Technology Fund) a series of Prudential Sector Funds, Inc. (d/b/a Jennison Sector Funds, Inc.)

By and in exchange for shares of the The Jennison Mid-Cap Growth Fund, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets (the Reorganization) of the Prudential Technology Fund d/b/a Jennison Technology Fund) (Tech Fund) and the assumptions of the liabilities of such Fund in exchange for shares of the Jennison Mid-Cap Growth Fund, Inc. (Mid-Cap Fund). The Tech Fund is a series of Prudential Sector Funds, Inc. (d/b/a Jennison Sector Funds, Inc.) (Sector Funds).

This SAI consists of this Cover Page, Mid-Cap Fund’s SAI, dated December 29, 2006, and the pro forma financial statements for the Tech Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated June 4, 2007, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Mid-Cap Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of Sector Funds and Mid-Cap Fund, other materials incorporated by reference herein, and other information regarding the Tech Fund, Sector Funds and Mid-Cap Fund.

ATTACHMENT TO SAI

The Mid-Cap Fund SAI, dated December 29, 2006, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Transactions (unaudited)

The following tables set forth as of March 31, 2007 the unaudited pro forma Portfolio of Investments, the pro forma Statements of Assets and Liabilities and the pro forma Statement of Operations for the Tech Fund, as adjusted giving effect to the proposed Reorganization with Mid-Cap Fund.

On March 2, 2007 the Mid-Cap Fund was the surviving fund in a merger transaction. The twelve month period of March 31, 2007 is shown for the pro forma financial statements because it is a more accurate reflection of the economics of the Mid-Cap Fund’s operations resulting from that merger transaction.

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value	Jennison Mid- Cap Growth Value		Pro-Forma combined Jennison Mid- Cap Growth Value
			LONG-TERM INVESTMENTS
			COMMON STOCKS	99.6%	96.7%		97.0%

			Air Freight & Logistics		0.8%		0.7%
—	258,500	258,500	UTI Worldwide, Inc.	—	$6,353,930	(b)	$6,353,930

			Capital Markets	1.7%	5.5%		5.1%
—	568,800	568,800	Eaton Vance Corp.	—	20,272,031	(b)	20,272,031
—	88,200	88,200	Lazard Ltd. (Class A)	—	4,425,876	(b)	4,425,876
—	179,100	179,100	Nuveen Investments, Inc. (Class A)	—	8,471,430		8,471,430
—	81,400	81,400	T. Rowe Price Group, Inc.	—	3,841,266		3,841,266
136,700	644,700	781,400	TD Ameritrade Holding Corp.*	$2,034,096 (a)	9,593,136	(b)	11,627,232

				2,034,096	46,603,739		48,637,835

			Chemicals		5.5%		4.8%
—	220,400	220,400	Ecolab, Inc.	—	9,477,200		9,477,200
—	238,300	238,300	Monsanto Co.	—	13,096,968		13,096,968
—	154,300	154,300	Mosaic Co. (The)*	—	4,113,638	(b)	4,113,638
—	467,100	467,100	Nalco Holdings Co.	—	11,163,690		11,163,690
—	202,500	202,500	Sigma-Aldrich Corp.	—	8,407,800		8,407,800

					46,259,296		46,259,296

			Commercial Services & Supplies	4.3%	5.8%		5.6%
—	876,300	876,300	Allied Waste Industries, Inc.*	—	11,032,617	(b)	11,032,617
30,700	63,500	94,200	ChoicePoint, Inc.*	1,149,101 (a)	2,376,805	(b)	3,525,906
—	501,705	501,705	Iron Mountain, Inc.*	—	13,109,552	(b)	13,109,552
103,300	218,215	321,515	Paychex, Inc.	3,911,971	8,263,802		12,175,773
—	167,500	167,500	Stericycle, Inc.*	—	13,651,250	(b)	13,651,250

				5,061,072	48,434,026		53,495,098

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited) (Continued)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value		Jennison Mid- Cap Growth Value	Pro-Forma combined Jennison Mid- Cap Growth Value

			Communications Equipment	21.7%		2.7%	5.1%
89,000	—	89,000	ADTRAN, Inc.	2,167,150	(a)	—	2,167,150
217,900	823,300	1,041,200	Avaya, Inc.*	2,573,399	(a)	9,723,173	12,296,572
122,600	—	122,600	Cisco Systems, Inc.*	3,129,978		—	3,129,978
254,500	618,270	872,770	Comverse Technology, Inc.*	5,433,575		13,200,065	18,633,640
120,000	—	120,000	Nokia Corp., ADR (Finland)	2,750,400		—	2,750,400
49,700	—	49,700	Polycom, Inc.*	1,656,501		—	1,656,501
132,400	—	132,400	QUALCOMM, Inc.	5,648,184		—	5,648,184
16,900	—	16,900	Research In Motion Ltd.*	2,306,681	(a)	—	2,306,681

				25,665,868		22,923,238	48,589,106

			Computers & Peripherals	6.0%			0.7%
44,600	—	44,600	Apple Computer, Inc.*	4,143,786		—	4,143,786
42,800	—	42,800	Hewlett-Packard Co.	1,717,992	(a)	—	1,717,992
13,000	—	13,000	International Business Machines Corp.	1,225,380		—	1,225,380

				7,087,158			7,087,158

			Consumer Finance			0.6%	0.5%
—	76,675	76,675	Alliance Data Systems Corp.*	—		4,724,714 (b)	4,724,714

			Diversified Consumer Services			0.7%	0.6%
—	110,700	110,700	Apollo Group, Inc. (Class A)*	—		4,859,730	4,859,730
—	10,700	10,700	Bright Horizons Family Solutions, Inc.*	—		403,925	403,925
—	15,400	15,400	Resources Connection, Inc.*	—		492,646	492,646

						5,756,301	5,756,301

			Electrical Equipment			2.0%	1.8%
—	485,650	485,650	Ametek, Inc.	—		16,774,351	16,774,351

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited) (Continued)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value	Jennison Mid- Cap Growth Value	Pro-Forma combined Jennison Mid- Cap Growth Value

			Electronic Equipment & Instruments	4.2%	2.6%	2.8%
40,400	148,900	189,300	Amphenol Corp. (Class A)	2,608,628	9,614,473	12,223,101
—	247,200	247,200	Insight Enterprises, Inc.*	—	4,444,656	4,444,656
82,900	290,800	373,700	Tektronix, Inc.	2,334,464	8,188,928	10,523,392

				4,943,092	22,248,057	27,191,149

			Energy Equipment & Services		4.8%	4.2%
—	205,700	205,700	Cameron International Corp.*	—	12,915,903	12,915,903
—	144,500	144,500	FMC Technologies, Inc.*	—	10,080,320	10,080,320
—	88,700	88,700	Grant Prideco, Inc.*	—	4,420,808	4,420,808
—	57,100	57,100	National-Oilwell Varco, Inc.*	—	4,441,809	4,441,809
—	293,900	293,900	Pride International, Inc.*	—	8,846,390	8,846,390

					40,705,230	40,705,230

			Food Products		1.5%	1.3%
—	497,300	497,300	ConAgra Foods, Inc.	—	12,387,743	12,387,743

			Health Care Equipment & Supplies		3.9%	3.5%
—	338,265	338,265	Dentsply International, Inc.	—	11,078,179	11,078,179
—	228,800	228,800	Resmed, Inc.*	—	11,524,656	11,524,656
—	251,400	251,400	Respironics, Inc.*	—	10,556,286	10,556,286

					33,159,121	33,159,121

			Health Care Providers & Services		8.9%	7.8%
—	309,000	309,000	DaVita, Inc.*	—	16,475,880	16,475,880
—	142,200	142,200	Express Scripts, Inc. (Class A)*	—	11,478,384	11,478,384
—	112,000	112,000	Henry Schein, Inc.*	—	6,180,160	6,180,160
—	155,400	155,400	Medco Health Solutions, Inc.*	—	11,271,162	11,271,162
—	316,200	316,200	Omnicare, Inc.	—	12,575,274 (b)	12,575,274
—	337,900	337,900	Quest Diagnostics, Inc.	—	16,851,073 (b)	16,851,073

					74,831,933	74,831,933

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited) (Continued)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value	Jennison Mid- Cap Growth Value	Pro-Forma combined Jennison Mid- Cap Growth Value

			Health Care Technology	2.3%	1.2%	1.3%
50,500	185,700	236,200	Cerner Corp.*	2,749,725 (a)	10,111,365 (b)	12,861,090

			Hotels, Restaurants & Leisure		2.4%	2.1%
—	8,100	8,100	Cheesecake Factory, Inc. (The)*	—	215,865	215,865
—	324,600	324,600	Hilton Hotels Corp.	—	11,672,616	11,672,616
—	275,300	275,300	Tim Hortons, Inc.	—	8,374,626	8,374,626

					20,263,107	20,263,107

			Insurance		1.8%	1.6%
—	188,000	188,000	Axis Capital Holdings Ltd.	—	6,365,680	6,365,680
—	256,700	256,700	W.R. Berkley Corp.	—	8,501,904	8,501,904

					14,867,584	14,867,584

			Internet & Catalog Retail	2.9%	0.8%	1.0%
150,300	291,700	442,000	GSI Commerce, Inc.*	3,395,277 (a)	6,589,503 (b)	9,984,780

			Internet Software & Services	7.6%	2.5%	3.1%
80,600	185,900	266,500	Digital River, Inc.*	4,453,150 (a)	10,270,975 (b)	14,724,125
—	121,800	121,800	Equinix, Inc.*	—	10,429,734 (b)	10,429,734
9,800	—	9,800	Google, Inc. (Class A)*	4,489,968	—	4,489,968

				8,943,118	20,700,709	29,643,827

			IT Services	1.0%	1.0%	1.0%
32,400	227,910	260,310	CheckFree Corp.*	1,201,716 (a)	8,453,182 (b)	9,654,898

			Leisure Equipment & Products	1.1%	0.8%	0.8%
68,000	—	68,000	Activision, Inc.*	1,287,920	6,360,677	7,648,597

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited) (Continued)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value	Jennison Mid- Cap Growth Value	Pro-Forma combined Jennison Mid- Cap Growth Value

			Machinery		5.6%	4.9%
—	168,800	168,800	Danaher Corp.	—	12,060,760 (b)	12,060,760
—	247,600	247,600	IDEX Corp.	—	12,597,888	12,597,888
—	248,900	248,900	ITT Corp.	—	15,013,648	15,013,648
—	135,700	135,700	Roper Industries, Inc.	—	7,447,216	7,447,216

					47,119,512	47,119,512

			Media		1.9%	1.7%
—	77,900	77,900	E.W. Scripps Co. (The) (Class A)	—	3,480,572	3,480,572
—	196,625	196,625	Entravision Communications Corp. (Class A)*	—	1,836,478	1,836,478
—	555,600	555,600	Regal Entertainment Group (Class A)	—	11,039,772 (b)	11,039,772

					16,356,822	16,356,822

			Medical Products & Services		0.7%	0.6%
—	195,600	195,600	Applera Corp. — Applied Biosystems Group	—	5,783,892	5,783,892

			Metals & Mining		1.2%	1.0%
—	414,200	414,200	Goldcorp, Inc.	—	9,949,084	9,949,084

			Oil, Gas & Consumable Fuels		4.9%	4.3%
—	149,100	149,100	Noble Energy, Inc.	—	8,893,815	8,893,815
—	425,000	425,000	Southwestern Energy Co.*	—	17,416,500 (b)	17,416,500
—	278,600	278,600	XTO Energy, Inc.	—	15,270,066	15,270,066

					41,580,381	41,580,381

			Pharmaceuticals		0.8%	0.7%
—	231,800	231,800	Endo Pharmaceuticals Holdings, Inc.*	—	6,814,920	6,814,920
—	6,400	6,400	Medicis Pharmaceutical Corp. (Class A)	—	197,248 (b)	197,248

					7,012,168	7,012,168

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited) (Continued)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value		Jennison Mid- Cap Growth Value		Pro-Forma combined Jennison Mid- Cap Growth Value

			Real Estate Investment Trust (REIT)			0.8%		0.7%
—	243,300	243,300	Host Hotels & Resorts, Inc.	—		6,401,223	(b)	6,401,223

			Retail			0.5%		0.4%
—	51,600	51,600	J.C. Penney Co., Inc.	—		4,239,456		4,239,456

			Semiconductors & Semiconductor Equipment	13.7%		5.2%		6.2%
67,500	260,295	327,795	Broadcom Corp. (Class A)*	2,164,725		8,347,661		10,512,386
	52,600	52,600	FormFactor, Inc.*	—		2,353,850		2,353,850
173,500	852,100	1,025,600	Integrated Device Technology, Inc.*	2,675,370		13,139,382		15,814,752
120,100	—	120,100	Intel Corp.	2,297,513		—		2,297,513
24,300	116,400	140,700	KLA-Tencor Corp.	1,295,676	(a)	6,206,448	(b)	7,502,124
196,400	552,400	748,800	Marvell Technology Group Ltd.*	3,301,484		9,285,844		12,587,328
194,800	—	194,800	PMC-Sierra, Inc.*	1,365,548	(a)	—		1,365,548
84,000	248,700	332,700	Teradyne, Inc.*	1,389,360	(a)	4,113,498		5,502,858
59,300	—	59,300	Texas Instruments, Inc.	1,784,930		—		1,784,930

				16,274,606		43,446,683		59,721,289

			Software	28.9%		8.2%		10.8%
110,100	351,776	461,876	Adobe Systems, Inc.*	4,591,170	(a)	14,669,059	(b)	19,260,229
76,400	353,200	429,600	Amdocs Ltd.*	2,787,072	(a)	12,884,736		15,671,808
57,200	174,100	231,300	Autodesk, Inc.*	2,150,720		6,546,160		8,696,880
293,700	739,915	1,033,615	BEA Systems, Inc.*	3,403,983		8,575,615		11,979,598
162,600	382,800	545,400	Check Point Software Technologies Ltd.*	3,622,728		8,528,784		12,151,512
92,900	326,170	419,070	Citrix Systems, Inc.*	2,975,587		10,447,225	(b)	13,422,812
59,400	146,500	205,900	Electronic Arts, Inc.*	2,991,384		7,377,740		10,369,124
192,800	—	192,800	Microsoft Corp.	5,373,336	(a)	—		5,373,336
220,800	—	220,800	Quest Software, Inc.*	3,592,416	(a)	—		3,592,416
318,600	—	318,600	TIBCO Software, Inc.*	2,714,472	(a)	—		2,714,472

				34,202,868		69,029,319		103,232,187

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited) (Continued)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value		Jennison Mid- Cap Growth Value		Pro-Forma combined Jennison Mid- Cap Growth Value

			Specialty Retail			3.4%		3.0%
—	110,400	110,400	Abercrombie & Fitch Co. (Class A)	—		8,355,072		8,355,072
—	12,400	12,400	Children’s Place Retail Stores, Inc.*	—		691,424		691,424
—	255,935	255,935	Ross Stores, Inc.	—		8,804,164		8,804,164
—	393,020	393,020	Urban Outfitters, Inc.*	—		10,418,960	(b)	10,418,960

						28,269,620		28,269,620

			Textiles, Apparel & Luxury Goods			0.3%		0.3%
—	43,400	43,400	Phillips-Van Heusen Corp.	—		2,551,920		2,551,920

			Wireless Telecommunication Services	4.2%		7.4%		7.0%
—	491,600	491,600	American Tower Corp. (Class A)*	—		19,147,819		19,147,819
52,800	270,100	322,900	Clearwire Corp. (Class A)*	1,080,817	(a)	5,528,948	(b)	6,609,765
—	251,550	251,550	Crown Castle International Corp.*	—		8,082,302		8,082,302
53,000	380,090	433,090	NII Holdings, Inc.*	3,931,540	(a)	28,195,075	(b)	32,126,615
—	46,300	46,300	Time Warner Telecom, Inc.*	—		961,651		961,651

				5,012,357		61,915,795		66,928,152

			Total long-term investments (cost $92,879,847; $671,033,165; $763,913,012)	117,858,873		812,163,681		930,022,554

Pro Forma Portfolio of Investments for the Reorganization

March 31, 2007

(Unaudited) (Continued)

Jennison Technology Shares	Jennison Mid- Cap Growth Shares	Pro-Forma combined Jennison Mid- Cap Growth Shares	Description	Jennison Technology Value	Jennison Mid- Cap Growth Value	Pro-Forma combined Jennison Mid- Cap Growth Value
			SHORT-TERM INVESTMENT
			Affiliated Money Market Mutual Fund	35.6%	24.8%	26.1%
42,141,729	208,400,221	250,541,950	Dryden Core Investment Fund-Taxable Money Market Series	42,141,729	208,400,221	250,541,950

			(cost $42,141,729; includes $41,154,877 of cash collateral for securities on loan) (c)(d)
			(cost $208,400,221; includes $178,014,180 of cash collateral for securities on loan) (c)(d)
			(cost $250,541,950; includes $219,169,057 of cash collateral for securities on loan) (c)(d)
			Total Investments	135.2%	121.5%	123.1%
			(cost $135,021,576, $879,433,386, $1,014,454,962)	160,000,602	1,020,563,902	1,180,564,504
				(35.2)%	(21.5)%	(23.1)%
			Liabilities in excess of other assets	(41,618,528)	(180,303,258)	(221,921,786)

			Net Assets 100.0%	$118,382,074	$840,260,644	$958,642,718

				100.0%	100.0%	100.0%

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of the security is on loan. The aggregate market value of such securities is $39,527,516; cash collateral of $41,154,877 (included in liabilities)

was received with which the Fund purchased highly liquid short-term investments.

(b)	All or a portion of the security is on loan. The aggregate market value of such securities is $171,974,654; cash collateral of $178,014,180 (included in liabilities)

was received with which the Fund purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Jennison Technology does not expect that any investments in the pro forma portfolio of investments dated March 31, 2007 must be sold as a result of the Reorganization.

Pro Forma Statement of Assets and Liabilities for the Reorganization

March 31, 2007

(Unaudited)

Assets	Jennison Technology Fund	Jennison Mid-Cap Growth Fund	Pro-Forma Adjustments	Pro-Forma Combined Jennison Mid-Cap Growth Fund
Investments at value, including securities on loan(C)
Unaffiliated Investments(A)	$117,858,873	$812,163,681		$930,022,554
Affiliated Investments(B)	42,141,729	208,400,221		250,541,950
Cash	7,913	—		7,913
Receivable for investments sold	190,593	1,926,796		2,117,389
Receivable for Fund shares sold	5,015	232,787		237,802
Dividends and interest receivable	13,836	1,408,900		1,422,736
Prepaid expenses	1,379	7,960		9,339

Total assets	160,219,338	1,024,140,345		1,184,359,683

				`
Liabilities
Payable to Broker for collateral for securities on loan	41,154,877	178,014,180		219,169,057
Payable to Custodian	—	350,280		350,280
Payable for investments purchased	—	2,533,367		2,533,367
Payable for Fund shares reacquired	280,732	1,069,735		1,350,467
Accrued expenses	130,794	803,994		934,788
Management fee payable	75,927	416,981		492,908
Distribution fee payable	56,606	280,367		336,973
Transfer agent fee payable	119,987	392,092		512,079
Deferred directors’ fees	18,341	18,705		37,046

Total liabilities	41,837,264	183,879,701		225,716,965

Net Assets	$118,382,074	$840,260,644		$958,642,718

Net assets were comprised of:
Common stock, at par ($.01 par value; unlimited shares authorized for issuance)	$143,179	—		$143,179
Common stock, at par ($.001 par value; unlimited shares authorized for issuance)	—	$37,643		37,643
Paid-in capital in excess of par	365,463,025	803,152,018		1,168,615,043

	365,606,204	803,189,661		1,168,795,865
Accumulated net operating loss	(2,532,980)	(10,092,392)		(12,625,372)
Accumulated net realized loss on investments	(269,670,176)	(93,967,141)		(363,637,317)
Net unrealized appreciation on investments	24,979,026	141,130,516		166,109,542

Net assets, March 31, 2007	$118,382,074	$840,260,644		$958,642,718

(A) Unaffiliated Investments at Cost	$92,879,847	$671,033,165		$763,913,012
(B) Affiliated Investments at Cost	$42,141,729	$208,400,221		$250,541,950
(C) Securities Loaned at Value	$39,527,516	$171,974,654		$211,502,170

	Jennison Technology Fund	Jennison Mid-Cap Growth Fund	Pro-Forma Adjustments		Pro-Forma Combined Jennison Mid-Cap Growth Fund
Class A
Net assets	$64,944,925	$404,032,547			$468,977,472
Shares of common stock issued and outstanding	7,670,248	17,746,732	(4,817,606	)(D)	20,599,374
Net asset value and redemption price per share	$8.47	$22.77			$22.77
Maximum sales charge (5.5% of offering price)	0.49	1.33			1.33

Maximum offering price to public	$8.96	$24.10			$24.10

Class B
Net assets	$30,416,511	$101,980,249			$132,396,760
Shares of common stock issued and outstanding	3,809,891	4,882,317	(2,353,697	)(D)	6,338,511
Net asset value, offering price and redemption price per share	$7.98	$20.89			$20.89

Class C
Net assets	$18,145,118	$74,229,726			$92,374,844
Shares of common stock issued and outstanding	2,272,912	3,552,925	(1,404,416	)(D)	4,421,421
Net asset value, offering price and redemption price per share	$7.98	$20.89			$20.89

Class L
Net assets	$—	$20,595,917			$20,595,917
Shares of common stock issued and outstanding		906,367			906,367
Net asset value, offering price and redemption price per share	—	$22.72			$22.72

Class M
Net assets	$—	$9,716,726			$9,716,726
Shares of common stock issued and outstanding		465,227			465,227
Net asset value, offering price and redemption price per share	—	$20.89			$20.89

Class R
Net assets	$—	$732,153			$732,153
Shares of common stock issued and outstanding		32,318			32,318
Net asset value, offering price and redemption price per share	—	$22.65			$22.65

Class X
Net assets	$—	$51,797,652			$51,797,652
Shares of common stock issued and outstanding		2,481,748			2,481,748
Net asset value, offering price and redemption price per share	—	$20.87			$20.87

Class Z
Net assets	$4,875,520	$177,175,674			$182,051,194
Shares of common stock issued and outstanding	564,830	7,575,770	(356,360	)(D)	7,784,240
Net asset value, offering price and redemption price per share	$8.63	$23.39			$23.39

(D)	Represents the difference between total additional shares to be issued (see note 2 of Notes to the Pro-Forma Financial Statements) and current Jennison Mid-Cap Growth Fund shares outstanding

See Notes to Pro-Forma Financial Statements

Pro Forma Statement of Operations for the Reorganization

March 31, 2007

(Unaudited)

	Jennison Technology Fund	Jennison Mid-Cap Growth Fund	Adjusting Entries		Pro-Forma Combined Jennison Mid-Cap Growth Fund
Statement of Operations
Income:
Unaffiliated Dividend Income	$319,541	$5,381,667			$5,701,208
Affiliated Dividend Income	71,326	1,196,153			1,267,479
Affiliated Income from Securities Loaned, Net	30,664	311,694			342,358
Foreign Taxes Withheld	(10,261)	(9,251)			(19,512)

Total Income	411,270	6,880,263			7,291,533

Expenses:
Management Fee	963,755	4,972,019	(192,751	)(b)	5,743,023
Distribution Fees—Class A	141,212	985,331			1,126,543
Distribution Fees—Class B	472,442	1,045,725			1,518,167
Distribution Fees—Class C	193,970	741,031			935,001
Distribution Fees—Class L	—	103,050			103,050
Distribution Fees—Class M	—	97,521			97,521
Distribution Fees—Class R	—	3,379			3,379
Distribution Fees—Class X	—	519,549			519,549
Transfer Agent Fees and Expenses(a)	550,000	2,097,000			2,647,000
Custodian’s Fees and Expenses	32,000	172,000			204,000
Legal Fees and expenses	34,000	87,000	(45,000	)(b)	76,000
Audit Fees	17,000	64,000	(55,000	)(b)	26,000
Directors’ Fees	11,000	41,000	(10,000	)(b)	42,000
Reports to Shareholders	40,000	156,000	(20,000	)(b)	176,000
Registration Fees	30,000	239,000	(120,000	)(b)	149,000
Insurance Expense	7,000	24,000			31,000
Loan Interest Expense		7,000			7,000
Miscellaneous Expenses	8,892	39,133	(10,000	)(b)	38,025

Total Expenses	2,501,271	11,393,738	(452,751)		13,442,258
Less: Expense Reimbursement	—	(154,362)	(419,940)		(574,302)

Net Expenses	2,501,271	11,239,376	(872,691)		12,867,956

Net Investment Income (Loss)	(2,090,001)	(4,359,113)	872,691		(5,576,423)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investment Transactions	7,503,977	46,343,938	—		53,847,915
Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,592,509)	4,682,412	—		(6,910,097)

Net Gain (Loss) on Investments	(4,088,532)	51,026,350	—		46,937,818

Net Increase (Decrease) in Net Assets Resulting From Operations	$(6,178,533)	$46,667,237	$872,691		$41,361,395

(a) Affiliated Transfer Agent’s Fees and Expenses	$507,000	$1,716,000

(b)	Assumes savings on fund fees due to consolidation.

Notes to the Pro-Forma Financial Statements for the Reorganization

March 31, 2007

(Unaudited)

1.	Basis of Combination — The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at March 31, 2007 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the period ended March 31, 2007, reflect the accounts of Jennison Mid-Cap Growth Fund (the “acquiring” fund) and Jennison Technology Fund (the “target” fund), each a “Fund.”

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of Jennison Technology Fund in exchange for shares in Jennison Mid-Cap Growth Fund. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.	Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, and Z shares of Jennison Mid-Cap Growth Fund, which would have been issued on March 31, 2007 in connection with the proposed reorganization. Shareholders of Jennison Technology Fund would become shareholders of Jennison Mid-Cap Growth Fund, receiving shares of Jennison Mid-Cap Growth Fund equal to the value of their holdings in Jennison Technology Fund. The amount of additional shares assumed to be issued has been calculated based on the March 31, 2007 net assets of Jennison Technology Fund and Jennison Mid-Cap Growth Fund, the net asset value per share of as follows:

Jennison Mid-Cap Growth Fund Additional Shares Issued		Net Assets of Target Fund 3/31/07	Per Share 3/31/07
Class A	2,852,642	$64,944,925	$22.77
Class B	1,456,194	$30,416,511	$20.89
Class C	868,496	$18,145,118	$20.89
Class Z	208,470	$4,875,520	$23.39

3.	Pro-Forma Operations — The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Mid-Cap Growth Fund at the combined level of average net assets for the twelve months ended March 31, 2007. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.

Security Valuation — Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5.	Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.	Taxes — For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Jennison Technology Fund had a capital loss carryforward of approximately $270,491,000 as November 30, 2006, all of which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended. Jennison Mid-Cap Growth Fund had a capital loss carryforward of approximately $120,841,000 as of October 31, 2006.

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and the Maryland General Corporation Law (the MGCL), and pursuant to Article V of the Registrant’s Amended and Restated By-Laws (Exhibit (2) to the Registration Statement), the Registrant shall indemnify present and former officers and directors (and persons who serve or served as the officer or director of certain other enterprises at the Registrant’s request), and, to the extent authorized by the Registrant’s Board, employees and agents, against judgments, fines, settlements and expenses, and may advance expenses to such parties, to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or threatened to be made a party) to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, for proceedings brought against the Registrant, except in limited circumstances. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibits (7)(A) to this Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Pursuant to Article VI of the Registrant ‘s charter, Exhibit (1)(A) to the Registration Statement, directors and officers of the Registrant shall not be liable to its shareholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the amended Management Agreement and each other Management Agreement (Exhibits (6)(A) (i) to (6)(A)(ii) of the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (6)(B) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Prudential

Investment Management, Inc. (PIM) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.	EXHIBITS

Exhibits:

(1) (A) Articles of Incorporation.(1)

(B) Articles of Amendment.(2)

(C) Articles Supplementary.(4)

(D) Articles of Amendment.(6)

(E) Articles of Amendment dated June 30, 2003.(11)

(F) Articles Supplementary dated July 17, 2003.(11)

(G) Articles Supplementary dated February 7, 2005.(13)

(H) Articles Supplementary dated February 21, 2006.(15)

(I) Articles of Amendment dated February 20, 2007.*

(2) Amended and Restated By-Laws dated November 16, 2004.(12)

(3) Not Applicable.

(4) The form of Plan of Reorganization for the reorganization of Jennison Technology Fund and the Registrant is included as Exhibit A to the Joint Prospectus and Proxy Statement contained in this Registration Statement.

(5) Specimen Stock Certificate issued by the Registrant. (2)

(6) (A) (i) Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(9)

(ii) New Fee Schedule as of May 25, 2004.(14)

(B) Subadvisory Agreement with Jennison Associates LLC.(9)

(7) (A) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(16)

(B) Selected Dealer Agreement.(3)

(C) Amended and Restated Distribution Agreement between the Registrant and Ameican Skandia Marketing, Inc.(16)

(8) Not Applicable.

(9) Custodian Contract between the Registrant and The Bank of New York dated June 6, 2005.(14)

(10) (A) Amended and Restated Distribution and Service Plan for Class A Shares.(3)

(B) Amended and Restated Distribution and Service Plan for Class B Shares.(3)

(C) Amended and Restated Distribution and Service Plan for Class C Shares.(3)

(D) Distribution and Service Plan for Class R Shares dated November 19, 2003.(12)

(E) Distribution and Service Plan for Class L shares.(15)

(F) Distribution and Service Plan for Class M shares.(16)

(G) Distribution and Service Plan for New Class X shares.(15)

(I) Rule 12b-1 Fee Waiver for Class A and R Shares.(16)

(J) Amended and Restated Rule 18f-3 Plan.(15)

(11) Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered.*

(12) Form of opinion and consent of counsel support tax matters and consequences to shareholders for Jennison Technology Fund.*

(13) (A) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)

(B) Amendment to Transfer Agency Agreement.(5)

(C) Amendment to Transfer Agency Agreement dated September 4, 2002.(11)

(14) (A) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.*

(B) Consent of KPMG LLP, independent registered public accounting firm, for Prudential Sector Funds, Inc. , on behalf of Jennison Technology Fund.*

(15) Not Applicable.

(16) Power of attorney (attached to signature page).

(17)(A) Form of voting instruction card for shareholders of Jennison Technology Fund.*

(17)(B) Form of proxy solicitation material being sent to shareholders of Jennison Technology Fund.*

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on or about September 11, 1996 (File Nos. 333-11785 and 811-07811).
(2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on or about October 30, 1996 (File Nos. 333-11785 and 811-07811).

(3) Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed on or about October 30, 1998 (File Nos. 333-11785 and 811-07811).

(4) Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on December 31, 1998 (File Nos. 333-11785 and 811-07811).

(5) Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on January 20, 2000 (File Nos. 333-11785 and 811-07811).

(6) Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement of Prudential Natural Resources Fund, Inc. filed on Form N-1A via EDGAR on July 30, 2002 (File No. 33-15166).

(7) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).

(8) Incorporated by reference to Exhibits (p)(1) and (p)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on January 29, 2003 of Jennison Sector Funds, Inc. (File No. 2-72097).

(9) Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A filed on December 28, 2001 (File Nos. 333-11785 and 811-07811).

(10) Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A filed on December 30, 2002 (File Nos. 333-11785 and 811-07811).

(11) Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A filed on February 2, 2004 (File Nos. 333-11785 and 811-07811).

(12) Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on December 17, 2004 (File Nos. 333-11785 and 811-07811).

(13) Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A filed on February 24, 2005 (File Nos. 333-11785 and 811-07811).

(14) Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A filed on December 23, 2005 (File Nos. 333-11785 and 811-07811).

(15) Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A filed on February 27, 2006 (File Nos. 333-11785 and 811-07811).

(16) Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed on December 29, 2006 (File Nos. 333-11785 and 811-07811).

*	Filed herewith.

ITEM 17.	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 2nd day of May, 2007.

JENNISON MID-CAP GROWTH FUND, INC.

By:	/s/ Judy A. Rice
Judy A. Rice, President

Each person whose signature appears below hereby authorizes Claudia DiGiacomo, Deborah A. Docs, Katherine P. Feld, Kathryn C. Quirk, John P. Schwartz and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including pre and post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Linda W. Bynoe	Director	May 2, 2007
Linda W. Bynoe

/s/ David E.A. Carson	Director	May 2, 2007
David E.A. Carson

/s/ Robert E. La Blanc	Director	May 2, 2007
Robert E. La Blanc

/s/ Robert F. Gunia	Director	May 2, 2007
Robert F. Gunia

/s/ Douglas H. McCorkindale	Director	May 2, 2007
Douglas H. McCorkindale

/s/ Richard A. Redeker	Director	May 2, 2007
Richard A. Redeker

/s/ Judy A. Rice	Director and President (Principal Executive Officer)	May 2, 2007
Judy A. Rice

/s/ Robin B. Smith	Director	May 2, 2007
Robin B. Smith

/s/ Stephen G. Stoneburn	Director	May 2, 2007
Stephen G. Stoneburn

/s/ Clay T. Whitehead	Director	May 2, 2007
Clay T. Whitehead

/s/ Grace C. Torres	Treasurer (Principal Financial and Accounting Officer)	May 2, 2007
Grace C. Torres

JENNISON MID-CAP GROWTH FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
(1)(I)	Articles of Amendment dated February 20, 2007.
(11)	Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered.
(12)	Form of opinion and consent of counsel supporting tax matters and consequences to shareholders for Jennison Technology Fund.
(14)(A)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.
(14)(B)	Consent of KPMG LLP, independent registered public accounting firm, for Jennison Sector Funds, Inc., on behalf of Jennison Technology Fund.
(17)(A)	Form of voting instruction card for shareholders of Jennison Technology Fund.
(17)(B)	Form of proxy solicitation material being sent to shareholders of Jennison Technology Fund.